UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 333-153900
Van Kampen Trust II

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 10/31
Date of reporting period: 10/31/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

October 31, 2009

MUTUAL FUNDS Van Kampen Global Bond Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Global Bond Fund performed during the period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of October 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 10/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Barclays Capital Global Aggregate Bond Index and the Blended Index (75% J.P. Morgan Government Bond Index—Global Unhedged USD, J.P. Morgan Government Bond Index—Emerging Markets Global Diversified) from 12/31/08 through 10/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 12/31/08		since 12/31/08		since 12/31/08		since 12/31/08	since 12/31/08
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges
Since Inception	6.70%	1.62%	6.07%	2.07%	6.93%	5.93%	6.84%	6.49%

30-Day SEC Yield	3.13%		2.57%		3.61%		3.51%	3.00%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Because Class C shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the period ended October 31, 2009, the total operating expense ratio for Class C shares was lower and, as a result, the performance of Class C shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class C shares under the 12b-1 Plan are higher than those payable by Class A shares.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class R shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares are offered without any upfront or deferred sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent per year of the fund’s daily net assets. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or

1

deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The funds adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the funds returns would have been lower. Periods of less than one year are not annualized.

SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Barclays Capital Global Aggregate Bond Index is an unmanaged, broad-based measure of the global investment-grade fixed income markets. The Index measures a wide spectrum of global government, government-related agencies, corporate, and securitized fixed-income investments. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

The J.P. Morgan Government Bond Index—Global Unhedged USD (GBI Global Unhedged US) measures the performance in U.S. dollars on an unhedged basis of fixed rate government debt of major developed global bond markets. The Index includes only traded issues available to investors. The J.P. Morgan Government Bond Index—Emerging Markets Global Diversified (GBI—EM GD) tracks local currency government bonds issued by emerging markets. These Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the period since inception through October 31, 2009

Market Conditions

The first months of 2009 were characterized by unprecedented government intervention in financial markets with policy moves ranging from bank nationalization to fiscal and monetary activism. Widespread easing of monetary policy announced by numerous governments around the world complemented this fiscal support, while monetary authorities that had limited scope for further rate cuts moved to quantitative easing. In addition, leaders from the G-20 pledged to support a package of measures which provided funding of over $1 trillion to contain the global downturn.

The second quarter of 2009 was characterized by signs of a rebound in economic activity (so-called “green shoots”) and increased risk appetite in the financial markets. Financial conditions improved and markets started to normalize. Emerging markets domestic debt staged a strong rally, benefiting from expectations that downside risks for the global economy had diminished. This “market normalization” was driven by the massive injection of liquidity on the part of world’s central banks, the sharp easing of monetary policy, and the recent stabilization of supply side variables such as industrial production. However, the overall economy remained stressed.

During the third quarter, investors remained focused on exit strategies for both monetary and fiscal policy. This generated swings in market expectations, and therefore in the foreign exchange (FX) markets.

The second half of October 2009 witnessed significant volatility in asset prices. A combination of mixed economic data and concerns about central bank exit strategies resulted in wariness about valuations in equity markets following their mid-month peak. Government bonds also somewhat surprisingly did not benefit from weaker equity markets and ended the month weaker with yields increasing. Emerging market performance was also choppy.

3

Performance Analysis

All share classes of Van Kampen Global Bond Fund underperformed the Barclays Capital Global Aggregate Bond Index and the Blended Benchmark, composed of 75% JP Morgan Government Bond Index—Global Unhedged USD and 25% JP Morgan Government Bond Index—Emerging Markets Global Diversified, for the period since Fund inception (December 31, 2008) through October 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through October 31, 2009*

Blended Benchmark
(75% JP Morgan
Government
Bond Index—Global
Unhedged USD,
25% JP Morgan
					Barclays	Government Bond
					Capital Global	Index—Emerging
					Aggregate	Markets Global
Class A	Class B	Class C	Class I	Class R	Bond Index	Diversified)

6.70%	6.07%	6.93%	6.84%	6.49%	8.35%	7.76%

*	For the period December 31, 2008 through October 31, 2009

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Because Class C shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the period ended October 31, 2009, the total operating expense ratio for Class C shares was lower and, as a result, the performance of Class C shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class C shares under the 12b-1 Plan are higher than those payable by Class A shares.

The Fund’s investments for the period since the Fund’s inception on December 31, 2008 through October 31, 2009 were comprised of approximately 75 percent developed country bonds and 25 percent emerging market local bonds.

For the developed market component of the Fund:

•	Sector strategy was the dominant contributor to performance as spreads of credit securities tightened across sectors and rating categories. Currency strategy added to returns at the margin, with gains from an overweight to the Australian dollar, Norwegian kroner and Polish zloty versus an underweight to the U.S. dollar.

•	Interest rate strategy had a neutral impact on relative returns, as the portfolio remains approximately neutral duration versus the Blended Benchmark.

4

Regarding the Fund’s emerging markets allocation:

•	The portfolio benefited from an overweight exposure to Indonesia, an underweight exposure to Thailand, and exposure to Venezuelan bonds denominated in U.S. dollars.

•	Conversely, an underweight in FX exposure to Colombia and Hungary and an overweight to the Russian ruble detracted from relative returns.

Market Outlook

Looking forward, the outlook for the global economy continues to improve and is much better than just a few months ago. Economic indicators of growth are broadening and in most cases, strengthening. Importantly, most regions are participating in and contributing to a synchronized upswing. We believe that it looks increasingly likely that growth in the fourth quarter will be positive. This will provide a good start to 2010.

Emerging markets have been performing best recently, with Asia, and especially China, leading the way. South American economies are also reasonably strong, but emerging Europe is continuing to suffer from the hangover of excessive debt and slow growth in European Union countries and Russia. Capital outflows have receded, capital markets have re-opened, emerging market (EM) exports are recovering, emerging central banks have eased, the international financial institutions have been successful in coordinating huge assistance packages with reduced conditionality, and many EM countries are enjoying the initial stages of an economic rebound. As a result, EM risk premiums have collapsed and spreads have recovered substantially toward fair value.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

5

Ratings Allocation as of 10/31/09 (Unaudited)

AAA/Aaa	50.6%
AA/Aa	15.7
A/A	15.4
BBB/Baa	8.8
BB/Ba	3.3
Non-Rated	6.2

Top Five Countries as of 10/31/09 (Unaudited)

United States	15.3%
Japan	10.6
United Kingdom	6.3
Netherlands	5.5
Germany	5.0

Top 10 Holdings as of 10/31/09 (Unaudited)

Japan Government 10-Year Bond	5.2%
Hungary Government Bond	3.0
South Africa Government Bond	2.7
United States Treasury Note	2.7
United States Treasury Note	2.4
United States Treasury Note	2.3
JPMorgan Chase Bank	2.2
Brazil Notas do Tesouro Nacional	2.2
United Kingdom Treasury Gilt	1.7
Italy Buoni Poliennali Del Tesoro	1.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of long-term investments. Top five countries and top ten holdings are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 5/1/09 - 10/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	5/1/09	10/31/09	5/1/09-10/31/09

Class A
Actual	$1,000.00	$1,117.28	$5.34
Hypothetical	1,000.00	1,020.16	5.09
(5% annual return before expenses)

Class B
Actual	1,000.00	1,111.84	9.90
Hypothetical	1,000.00	1,015.83	9.45
(5% annual return before expenses)

Class C
Actual	1,000.00	1,118.53	4.22
Hypothetical	1,000.00	1,021.22	4.02
(5% annual return before expenses)

9

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	5/1/09	10/31/09	5/1/09-10/31/09

Class I
Actual	$1,000.00	$1,117.61	$4.00
Hypothetical	1,000.00	1,021.42	3.82
(5% annual return before expenses)

Class R
Actual	1,000.00	1,116.21	6.67
Hypothetical	1,000.00	1,018.90	6.36
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.86%, 0.79%, 0.75% and 1.25% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The Class C expense ratio reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

10

Van Kampen Global Bond Fund
Portfolio of Investments  ■  October 31, 2009

	Par
	Amount
Currency	(000)	Description	Coupon	Maturity	Value

		Government Obligations 71.6% Austria 0.6%
EUR	100	Republic of Austria	3.500%	07/15/15	$152,002

		Belgium 1.3%
	200	Belgium Government Bond	3.500	03/28/11	303,981

		Brazil 3.3%
BRL	475	Brazil Notas do Tesouro Nacional	10.000	01/01/14	256,483
	1,070	Brazil Notas do Tesouro Nacional	10.000	01/01/17	543,091

					799,574

		Canada 1.9%
CAD	300	Canadian Government Bond	1.000	09/01/11	276,145
	200	Canadian Government Bond	4.000	06/01/17	195,731

					471,876

		Colombia 1.2%
COP	150,000	Colombia Government International Bond	12.000	10/22/15	90,915
	339,000	Republic of Colombia	9.850	06/28/27	189,859

					280,774

		Denmark 1.0%
DKK	1,200	Denmark Government Bond	4.000	11/15/17	246,301

		France 3.0%
EUR	150	France Government Bond O.A.T.	3.750	04/25/17	230,171
	100	France Government Bond O.A.T.	4.000	10/25/13	156,624
	200	France Government Bond O.A.T.	5.500	04/25/29	346,042

					732,837

		Germany 3.0%
	210	Bundesrepublik Deutschland	3.250	07/04/15	319,590
	70	Bundesrepublik Deutschland	4.250	07/04/17	111,825
	190	Bundesrepublik Deutschland	4.750	07/04/34	307,538

					738,953

		Greece 2.6%
	200	Hellenic Republic Government Bond	4.600	05/20/13	310,636
	200	Hellenic Republic Government Bond	5.250	05/18/12	315,465

					626,101

		Hungary 3.4%
HUF	20,680	Hungary Government Bond	6.750	02/24/17	106,490
	134,210	Hungary Government Bond	7.250	06/12/12	718,875

					825,365

		Italy 3.3%
EUR	270	Italy Buoni Poliennali Del Tesoro	4.000	02/01/17	414,952
	100	Italy Buoni Poliennali Del Tesoro	6.000	05/01/31	169,918
USD	200	Italian Republic	5.375	06/12/17	219,770

					804,640

11
See Notes to Financial Statements

Van Kampen Global Bond Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Par
	Amount
Currency	(000)	Description	Coupon	Maturity	Value

		Japan 9.9%
JPY	15,000	Japan Government 10-Year Bond	1.400%	09/20/15	$172,154
	110,000	Japan Government 10-Year Bond	1.500	09/20/14	1,270,186
	30,000	Japan Government 10-Year Bond	1.700	09/20/17	347,682
	25,000	Japan Government 20-Year Bond	2.100	12/20/28	278,537
	35,000	Japan Government 30-Year Bond	1.700	06/20/33	350,141

					2,418,700

		Malaysia 1.4%
MYR	728	Malaysia Government Bond	3.833	09/28/11	218,431
	400	Malaysia Government Bond	5.094	04/30/14	123,923

					342,354

		Mexico 2.9%
MXN	3,800	Mexican Bonos	7.750	12/14/17	284,718
	820	Mexican Bonos	8.500	11/18/38	60,812
	4,160	Mexican Bonos	10.000	12/05/24	362,321

					707,851

		Netherlands 3.1%
EUR	230	Netherlands Government Bond	4.000	01/15/37	332,184
	200	Netherlands Government Bond	4.250	07/15/13	315,700
	70	Netherlands Government Bond	4.500	07/15/17	111,875

					759,759

		Norway 0.4%
NOK	500	Norway Government Bond	6.000	05/16/11	91,880

		Peru 0.5%
PEN	260	Peru Government Bond	8.600	08/12/17	110,748

		Poland 1.6%
PLN	230	Poland Government Bond	4.250	05/24/11	79,134
	305	Poland Government Bond	5.500	10/25/19	101,030
	400	Poland Government Bond	6.250	10/24/15	141,550
EUR	50	Poland Government International Bond	5.875	02/03/14	79,412

					401,126

		Russia 0.9%
USD	188	Russia Government International Bond	7.500	03/31/30	211,124

		South Africa 2.7%
ZAR	5,844	South Africa Government Bond	7.250	01/15/20	652,668

		Spain 1.3%
EUR	200	Spain Government Bond	3.900	10/31/12	311,039

		Sweden 0.6%
SEK	500	Sweden Government Bond	4.500	08/12/15	76,706
	500	Sweden Government Bond	5.500	10/08/12	77,566

					154,272

12
See Notes to Financial Statements

Van Kampen Global Bond Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Par
	Amount
Currency	(000)	Description	Coupon	Maturity	Value

		Thailand 0.9%
THB	7,000	Thailand Government Bond	5.250%	05/12/14	$224,811

		Turkey 3.3%
TRY	549	Turkey Government Bond	*	02/02/11	330,353
	328	Turkey Government Bond	*	05/11/11	192,459
	81	Turkey Government Bond	10.000	02/15/12	60,877
	280	Turkey Government Bond	16.000	03/07/12	211,967

					795,656

		United Kingdom 3.4%
GBP	250	United Kingdom Treasury Gilt	4.250	06/07/32	418,250
	50	United Kingdom Treasury Gilt	4.500	03/07/13	88,086
	70	United Kingdom Treasury Gilt	5.000	03/07/12	123,799
	110	United Kingdom Treasury Gilt	5.000	03/07/18	201,801

					831,936

		United States 13.4%
USD	250	United States Treasury Bond	3.500	02/15/39	219,219
	250	United States Treasury Bond	5.375	02/15/31	290,586
	650	United States Treasury Note	1.125	12/15/11	652,133
	550	United States Treasury Note	2.000	11/30/13	551,762
	150	United States Treasury Note	3.500	02/15/18	152,918
	290	United States Treasury Note	4.250	08/15/14	317,029
	530	United States Treasury Note	4.250	08/15/15	577,618
	270	United States Treasury Note	4.375	08/15/12	293,035
	200	United States Treasury Note	4.500	05/15/17	219,172

					3,273,472

		Venezuela 0.7%
	40	Venezuela Government International Bond	9.250	09/15/27	32,000
	190	Venezuela Government International Bond	9.250	05/07/28	136,325

					168,325

		Total Government Obligations 71.6%			17,438,125

		Agency Bonds 15.8% Australia 1.4%
USD	150	Australia & New Zealand Banking Group Ltd.	3.200	12/15/11	155,512
	100	Commonwealth Bank of Australia (a)	2.900	09/17/14	100,342
AUD	100	New South Wales Treasury Corp.	6.000	05/01/12	91,350

					347,204

		Austria 0.3%
EUR	50	Erste Group Bank AG	3.375	02/19/14	75,433

		France 0.6%
USD	150	Societe Financement de l’Economie Francaise (a)	2.125	01/30/12	152,434

13
See Notes to Financial Statements

Van Kampen Global Bond Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Par
	Amount
Currency	(000)	Description	Coupon	Maturity	Value

		Germany 2.0%
JPY	35,000	Kreditanstalt fuer Wiederaufbau	1.350%	01/20/14	$395,340
GBP	50	Kreditanstalt fuer Wiederaufbau	5.125	01/07/11	85,974

					481,314

		Japan 0.7%
USD	170	Japan Finance Corp.	2.125	11/05/12	170,522

		Luxembourg 2.4%
JPY	30,000	European Investment Bank	1.250	09/20/12	340,752
EUR	150	European Investment Bank	5.375	10/15/12	242,250

					583,002

		Netherlands 2.4%
USD	125	Achmea Hypotheekbank NV (a)	3.200	11/03/14	125,782
	80	Bank Nederlandse Gemeenten	2.000	09/17/12	80,180
EUR	150	Fortis Bank Nederland NV	3.000	04/17/12	225,482
USD	150	LeasePlan Corp. NV (a)	3.000	05/07/12	154,671

					586,115

		New Zealand 0.6%
	150	Westpac Securities NZ Ltd. (a)	2.500	05/25/12	152,745

		Republic of Korea (South Korea) 1.0%
	200	Export-Import Bank of Korea	8.125	01/21/14	229,477

		Spain 0.6%
EUR	100	Caja Ahorros Barcelona	3.375	02/03/12	151,553

		Sweden 1.3%
USD	150	Swedbank AB (a)	3.000	12/22/11	154,910
EUR	100	Swedbank AB	3.375	05/27/14	150,993

					305,903

		United Kingdom 0.6%
USD	150	Barclays Bank PLC (a)	2.700	03/05/12	154,025

		United States 1.9%
EUR	150	Goldman Sachs Group, Inc. (FDIC Guaranteed)	3.500	12/08/11	228,067
	150	JPMorgan Chase & Co. (FDIC Guaranteed)	3.625	12/12/11	228,827

					456,894

		Total Agency Bonds 15.8%			3,846,621

14
See Notes to Financial Statements

Van Kampen Global Bond Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Par
	Amount
Currency	(000)	Description	Coupon	Maturity	Value

		Corporate Bonds 3.5% Switzerland 1.3%
IDR	2,737,400	UBS AG (a) (b)	11.500%	09/15/19	$309,967

		United Kingdom 2.2%
	5,559,000	JPMorgan Chase Bank (a)	9.000	09/15/18	546,441

Total Corporate Bonds 3.5%					856,408

Total Long-Term Investments 90.9% (Cost $21,108,882)					22,141,154

Eurodollar Time Deposit 8.7%
State Street Bank & Trust Co. ($2,132,630 par, yielding 0.01%, 11/02/09 maturity) (Cost $2,132,630)					2,132,630

Total Investments 99.6% (Cost $23,241,512)					24,273,784

Foreign Currency 0.6% (Cost $144,045)					143,895

Liabilities in Excess of Other Assets (0.2%)					(52,660)

Net Assets 100.0%					$24,365,019

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Variable Rate Coupon

15
See Notes to Financial Statements

Van Kampen Global Bond Fund
Portfolio of Investments  ■  October 31, 2009  continued

AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
COP—Colombian Peso
DKK—Danish Krone
EUR—Euro
GBP—UK Pound Sterling
HUF—Hungarian Forint
IDR—Indonesian Rupiah
JPY—Japanese Yen
MXN—Mexican New Peso
MYR—Malaysian Ringgit
NOK—Norwegian Krone
PEN—Peruvian New Sol
PLN—Polish New Zloty
SEK—Swedish Krona
THB—Thai Baht
TRY—New Turkish Lira
USD—U.S. Dollar
ZAR—South African Rand

Forward Foreign Currency Contracts Outstanding as of October 31, 2009:

			Unrealized
		Current	Appreciation/
	In Exchange for	Value	Depreciation

Long Contracts:
Australian Dollar 135,000 expiring 11/18/09	US$	$121,350	$(1,200)
157,000 expiring 11/18/09	US$	141,125	(313)

			(1,513)

Euro 63,000 expiring 11/13/09	US$	92,712	586
60,000 expiring 11/13/09	US$	88,297	(1,215)

			(629)

Hungarian Forint 11,766,000 expiring 11/05/09	US$	62,990	275

Japanese Yen 197,025,000 expiring 11/25/09	US$	2,189,038	12,831
8,000,000 expiring 11/25/09	US$	88,884	1,081

			13,912

Malaysian Ringgit 290,000 expiring 11/20/09	US$	84,917	(573)

Norwegian Krone 1,000,000 expiring 11/16/09	EUR	174,561	147
1,000,000 expiring 11/16/09	US$	174,561	(846)
10,000 expiring 11/16/09	US$	1,746	(8)

			(707)

16
See Notes to Financial Statements

Van Kampen Global Bond Fund
Portfolio of Investments  ■  October 31, 2009  continued

			Unrealized
		Current	Appreciation/
	In Exchange for	Value	Depreciation

Long Contracts: (Continued)
Poland Zloty 177,000 expiring 11/05/09	US$	$61,173	$821

Pound Sterling 75,000 expiring 11/20/09	US$	123,080	5,153
55,000 expiring 11/20/09	US$	90,259	2,348

			7,501

Republic of Korea Won 198,000,000 expiring 11/20/09	US$	167,441	(1,937)

Russian Ruble 7,500,000 expiring 01/15/10	US$	253,013	3,678

Total Long Contracts			20,828

Short Contracts:
Canadian Dollar 205,000 expiring 11/18/09	US$	189,457	4,364

Danish Krone 965,000 expiring 11/16/09	US$	190,766	138

Euro 1,000,000 expiring 11/16/09	NOK	175,160	(746)
50,000 expiring 11/13/09	US$	73,581	1,067
155,000 expiring 11/13/09	US$	228,101	3,988

			4,309

Pound Sterling 55,000 expiring 11/20/09	US$	90,259	(2,316)

Swedish Krona 525,000 expiring 11/16/09	US$	74,028	1,461

Total Short Contracts			7,956

Total Forward Foreign Currency Contracts			$28,784

17
See Notes to Financial Statements

Van Kampen Global Bond Fund
Portfolio of Investments  ■  October 31, 2009  continued

Futures contracts outstanding as of October 31, 2009:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
German Euro Bond Futures, December 2009 (Current Notional Value of $179,857 per contract)	2	$1,003
Japan Government 10-Year Bond Futures, December 2009 (Current Notional Value of $1,524,414 per contract)	1	(6,628)
U.S. Treasury Notes 10-Year Futures, December 2009 (Current Notional Value of $118,609 per contract)	2	875

Total Long Contracts	5	(4,750)

Short Contracts:
German Euro Bond Futures, December 2009 (Current Notional Value of $170,591 per contract)	2	(752)
U.S. Treasury Notes 2-Year Futures, December 2009 (Current Notional Value of $217,609 per contract)	2	(1,765)
U.S. Treasury Notes 5-Year Futures, December 2009 (Current Notional Value of $116,453 per contract)	3	(2,516)
U.S. Treasury Notes 10-Year Futures, December 2009 (Current Notional Value of $118,609 per contract)	1	(1,719)

Total Short Contracts	8	(6,752)

Total Futures Contracts	13	$(11,502)

18
See Notes to Financial Statements

Van Kampen Global Bond Fund
Portfolio of Investments  ■  October 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable		Percent of
Investment	Quoted Prices	Observable Inputs	Inputs	Total	Net Assets

Investments in an Asset Position
Government Obligations	$—	$17,438,125	$—	$17,438,125	71.6%
Agency Bonds—Foreign Government Guaranteed	—	3,389,727	—	3,389,727	13.9
Agency Bonds—FDIC Guaranteed	—	456,894	—	456,894	1.9
Corporate Bonds	—	856,408	—	856,408	3.5
Eurodollar Time Deposit	—	2,132,630	—	2,132,630	8.7
Futures	1,878	—	—	1,878	0.0	*
Forward Foreign Currency Contracts	—	37,938	—	37,938	0.2

Total Investments in an Asset Position	1,878	24,311,722	—	24,313,600	99.8

Investments in a Liability Position
Futures	(13,380)	—	—	(13,380)	(0.1)
Forward Foreign Currency Contracts	—	(9,154)	—	(9,154)	(0.0	)*

Total Investments in a Liability Position	(13,380)	(9,154)	—	(22,534)	(0.1)

Total	$(11,502)	$24,302,568	$—	$24,291,066	99.7%

*	Amount is less than 0.1%

19
See Notes to Financial Statements

Van Kampen Global Bond Fund
Financial Statements

Statement of Assets and Liabilities
October 31, 2009

Assets:
Total Investments (Cost $23,241,512)	$24,273,784
Foreign Currency (Cost $144,045)	143,895
Restricted Cash	65,782
Receivables:
Interest	296,549
Fund Shares Sold	51,858
Expense Reimbursement from Adviser	32,666
Variation Margin on Futures	1,878
Forward Foreign Currency Contracts	37,938
Unamortized Offering Costs	32,254
Other	6,268

Total Assets	24,942,872

Liabilities:
Payables:
Investments Purchased	359,753
Income Distributions	64,507
Offering Expense	31,277
Variation Margin on Futures	13,380
Distributor and Affiliates	10,242
Fund Shares Repurchased	8,099
Forward Foreign Currency Contracts	9,154
Trustees’ Deferred Compensation and Retirement Plans	8,560
Accrued Expenses	72,881

Total Liabilities	577,853

Net Assets	$24,365,019

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$23,001,698
Net Unrealized Appreciation	1,053,616
Accumulated Undistributed Net Investment Income	449,589
Accumulated Net Realized Loss	(139,884)

Net Assets	$24,365,019

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $2,339,707 and 220,298 shares of beneficial interest issued and outstanding)	$10.62
Maximum sales charge (4.75%* of offering price)	0.53

Maximum offering price to public	$11.15

Class B Shares:
Net asset value and offering price per share (Based on net assets of $618,430 and 58,503 shares of beneficial interest issued and outstanding)	$10.57

Class C Shares:
Net asset value and offering price per share (Based on net assets of $452,672 and 42,541 shares of beneficial interest issued and outstanding)	$10.64

Class I Shares:
Net asset value and offering price per share (Based on net assets of $20,848,347 and 1,960,388 shares of beneficial interest issued and outstanding)	$10.63

Class R Shares:
Net asset value and offering price per share (Based on net assets of $105,863 and 10,000 shares of beneficial interest issued and outstanding)	$10.59

*	On sales of $100,000 or more, the sales charge will be reduced

20
See Notes to Financial Statements

Van Kampen Global Bond Fund
Financial Statements  continued

Statement of Operations
For the Period December 31, 2008 (Commencement of Operations) to October 31, 2009

Investment Income:
Interest (Net of Withholding Taxes of $9)	$552,798

Expenses:
Offering	160,746
Investment Advisory Fee	106,332
Professional Fees	64,208
Custody	35,839
Accounting and Administrative Expenses	32,238
Reports to Shareholders	25,502
Transfer Agent Fees	14,748
Trustees’ Fees and Related Expenses	12,066
Registration Fees	8,332
Distribution (12b-1) and Service Fees
Class A	1,079
Class B	1,608
Class C	38
Class R	413
Other	11,485

Total Expenses	474,634
Expense Reduction	343,898

Net Expenses	130,736

Net Investment Income	$422,062

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(67,926)
Forward Foreign Currency Contracts	310,271
Futures	(856)
Foreign Currency Transactions	(280,012)

Net Realized Loss	(38,523)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-

End of the Period:
Investments	1,032,272
Forward Foreign Currency Contracts	28,784
Foreign Currency Translation	4,062
Futures	(11,502)

Net Unrealized Appreciation During the Period	1,053,616

Net Realized and Unrealized Gain	$1,015,093

Net Increase in Net Assets From Operations	$1,437,155

21
See Notes to Financial Statements

Van Kampen Global Bond Fund
Financial Statements  continued

Statement of Changes in Net Assets

For the Period
December 31, 2008
(Commencement of
Operations) to
October 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$422,062
Net Realized Loss	(38,523)
Net Unrealized Appreciation During the Period	1,053,616

Change in Net Assets from Operations	1,437,155

Distributions from Net Investment Income:
Class A Shares	(7,398)
Class B Shares	(1,434)
Class C Shares	(1,273)
Class I Shares	(106,644)
Class R Shares	(587)

Total Distributions	(117,336)

Net Change in Net Assets from Investment Activities	1,319,819

From Capital Transactions:
Proceeds from Shares Sold	23,226,067
Net Asset Value of Shares Issued Through Dividend Reinvestment	8,430
Cost of Shares Repurchased	(189,297)

Net Change in Net Assets from Capital Transactions	23,045,200

Total Increase in Net Assets	24,365,019
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $449,589)	$24,365,019

22
See Notes to Financial Statements

Van Kampen Global Bond Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

December 31, 2008
(Commencement of
Operations) to
Class A Shares	October 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.06
Net Realized and Unrealized Gain	0.61

Total from Investment Operations	0.67
Less Distributions from Net Investment Income	0.05

Net Asset Value, End of the Period	$10.62

Total Return* (b)	6.70% **
Net Assets at End of the Period (In millions)	$2.3
Ratio of Expenses to Average Net Assets*	1.00%
Ratio of Net Investment Income to Average Net Assets*	0.67%
Portfolio Turnover	104% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.11%
Ratio of Net Investment Loss to Average Net Assets	(1.44% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 0.25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

23
See Notes to Financial Statements

Van Kampen Global Bond Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

December 31, 2008
(Commencement of
Operations) to
Class B Shares	October 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.08
Net Realized and Unrealized Gain	0.53

Total from Investment Operations	0.61
Less Distributions from Net Investment Income	0.04

Net Asset Value, End of the Period	$10.57

Total Return* (b)	6.07% **
Net Assets at End of the Period (In millions)	$0.6
Ratio of Expenses to Average Net Assets*	1.75%
Ratio of Net Investment Income to Average Net Assets*	0.97%
Portfolio Turnover	104% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.83%
Ratio of Net Investment Loss to Average Net Assets	(1.11% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

24
See Notes to Financial Statements

Van Kampen Global Bond Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

December 31, 2008
(Commencement of
Operations) to
Class C Shares	October 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.16
Net Realized and Unrealized Gain	0.53

Total from Investment Operations	0.69
Less Distributions from Net Investment Income	0.05

Net Asset Value, End of the Period	$10.64

Total Return* (b) (c)	6.93% **
Net Assets at End of the Period (In millions)	$0.5
Ratio of Expenses to Average Net Assets* (c)	0.78%
Ratio of Net Investment Income to Average Net Assets* (c)	1.96%
Portfolio Turnover	104% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	2.81%
Ratio of Net Investment Loss to Average Net Assets (c)	(0.07% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

**	Non-Annualized

25
See Notes to Financial Statements

Van Kampen Global Bond Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

December 31, 2008
(Commencement of
Operations) to
Class I Shares	October 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.21
Net Realized and Unrealized Gain	0.47

Total from Investment Operations	0.68
Less Distributions from Net Investment Income	0.05

Net Asset Value, End of the Period	$10.63

Total Return* (b)	6.84% **
Net Assets at End of the Period (In millions)	$20.8
Ratio of Expenses to Average Net Assets*	0.75%
Ratio of Net Investment Income to Average Net Assets*	2.55%
Portfolio Turnover	104% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.77%
Ratio of Net Investment Income to Average Net Assets	0.53%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

26
See Notes to Financial Statements

Van Kampen Global Bond Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

December 31, 2008
(Commencement of
Operations) to
Class R Shares	October 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.17
Net Realized and Unrealized Gain	0.48

Total from Investment Operations	0.65
Less Distributions from Net Investment Income	0.06

Net Asset Value, End of the Period	$10.59

Total Return* (b)	6.49% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.25%
Ratio of Net Investment Income to Average Net Assets*	2.05%
Portfolio Turnover	104% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.27%
Ratio of Net Investment Income to Average Net Assets	0.03%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to 0.50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

27
See Notes to Financial Statements

Van Kampen Global Bond Fund
Notes to Financial Statements  ■  October 31, 2009

1. Significant Accounting Policies
Van Kampen Global Bond Fund (the “Fund”) is organized as a diversified series of the Van Kampen Trust II, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek total return. The Fund commenced investment operations on December 31, 2008. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Fixed income investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formally known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most

28

Van Kampen Global Bond Fund
Notes to Financial Statements  ■  October 31, 2009  continued

advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.
The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2009, the Fund had no when-issued or delayed delivery purchase commitments.

D. Income and Expenses Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision

29

Van Kampen Global Bond Fund
Notes to Financial Statements  ■  October 31, 2009  continued

for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $149,289, which will expire on October 31, 2017.
At October 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$23,314,191

Gross tax unrealized appreciation	$1,099,077
Gross tax unrealized depreciation	(139,484)

Net tax unrealized appreciation on investments	$959,593

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the period ended October 31, 2009 was as follows:

2009

Distributions paid from:
Ordinary income	$52,829

Permanent differences, primarily due to non-deductible expenses and currency gain/loss, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2009:

Accumulated Undistributed Net	Accumulated Net Realized
Investment Income	Loss	Capital

$144,863	$(101,361)	$(43,502)

As of October 31, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$621,685

30

Van Kampen Global Bond Fund
Notes to Financial Statements  ■  October 31, 2009  continued

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized for tax purposes on open futures transactions at October 31, 2009 and the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve-month period.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through December 21, 2009, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.625%
Next $500 million	0.600%
Next $1 billion	0.575%
Next $1 billion	0.550%
Over $3 billion	0.500%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.00%, 1.75%, 0.78%, 0.75% and 1.25% for Classes A, B, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After December 31, 2009, they can be discontinued at any time. For the period ended October 31, 2009, the Adviser waived or reimbursed approximately $343,900 of its advisory fees or other expenses.
The Adviser has entered into a subadvisory Agreement with Morgan Stanley Investment Management Limited (the “Subadviser” and a wholly owned subsidiary of Morgan Stanley). The Subadviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s Officers and Trustees. The Adviser pays the

31

Van Kampen Global Bond Fund
Notes to Financial Statements  ■  October 31, 2009  continued

Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
For the period ended October 31, 2009, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended October 31, 2009, the Fund recognized expenses of approximately $41,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended October 31, 2009, the Fund recognized expenses of approximately $13,700 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $5,800 are included in “Other” assets on the Statement of Assets and Liabilities at October 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended October 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $2,100. There were no contingent deferred sales charges (CDSC) on redeemed shares. Sales charges do not represent expenses of the Fund.
At October 31, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 1,960,000 Shares of Class I and 10,000 Shares of Class R.

32

Van Kampen Global Bond Fund
Notes to Financial Statements  ■  October 31, 2009  continued

3. Capital Transactions
For the period ended October 31, 2009 transactions were as follows:

	For the Period Ended
	October 31, 2009
	Shares	Value

Sales:
Class A	232,643	$2,418,380
Class B	62,594	646,503
Class C	43,983	457,184
Class I	1,960,386	19,604,000
Class R	10,000	100,000

Total Sales	2,309,606	$23,226,067

Dividend Reinvestment:
Class A	625	$6,640
Class B	97	1,029
Class C	70	740
Class I	2	21
Class R	-0-	-0-

Total Dividend Reinvestment	794	$8,430

Repurchases:
Class A	(12,970)	$(129,904)
Class B	(4,188)	(43,631)
Class C	(1,512)	(15,762)
Class I	-0-	-0-
Class R	-0-	-0-

Total Repurchases	(18,670)	$(189,297)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $31,483,077 and $14,785,032, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities for the period were $8,424,848 and $3,800,776, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective May 1, 2009. ASC 815 is intended to improve financial reporting about

33

Van Kampen Global Bond Fund
Notes to Financial Statements  ■  October 31, 2009  continued

derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

A. Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
During the period ended October 31, 2009, the cost of purchases and the proceeds from the sales of forward foreign currency contracts were $53,785,269 and $50,719,540, respectively.

B. Futures Contracts The Fund is subject to interest rate risk or exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates or exchange rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest rates or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. Restricted Cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.
Transactions in futures contracts for the period ended October 31, 2009 were as follows:

Contracts

Outstanding at December 31, 2008	-0-
Futures Opened	58
Futures Closed	(45)

Outstanding at October 31, 2009	13

34

Van Kampen Global Bond Fund
Notes to Financial Statements  ■  October 31, 2009  continued

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
	Balance Sheet		Balance Sheet
Primary Risk Exposure	Location	Fair Value	Location	Fair Value

Interest Rate Contracts	Variation Margin on Futures	$1,878	Variation Margin on Futures	$(13,380)
Foreign Exchange Contracts	Forward Foreign Currency Contracts	37,938	Forward Foreign Currency Contracts	(9,154)

Total		$39,816		$(22,534)

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period ended October 31, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
		Forward Foreign
Primary Risk Exposure	Futures	Currency Contracts	Total

Interest Rate Contracts	$(856)	$-0-	$(856)
Foreign Exchange Contracts	-0-	310,271	310,271

Total	$(856)	$310,271	$309,415

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
		Forward Foreign
Primary Risk Exposure	Futures	Currency Contracts	Total

Interest Rate Contracts	$(11,502)	$-0-	$(11,502)
Foreign Exchange Contracts	-0-	28,784	28,784

Total	$(11,502)	$28,784	$17,282

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $1,000 for Class B Shares. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

35

Van Kampen Global Bond Fund
Notes to Financial Statements  ■  October 31, 2009  continued

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Significant Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

36

Van Kampen Global Bond Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Van Kampen Global Bond Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Bond Fund (the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the period from December 31, 2008 (commencement of operations) through October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Bond Fund as of October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 21, 2009

37

Van Kampen Global Bond Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf
London, England E14 4AQ

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

38

Van Kampen Global Bond Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2008	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

39

Van Kampen Global Bond Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2008	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2008	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

40

Van Kampen Global Bond Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2008	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2008	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2008	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

41

Van Kampen Global Bond Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2008	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2008	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

42

Van Kampen Global Bond Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2008	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

43

Van Kampen Global Bond Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2008	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

44

Van Kampen Global Bond Fund
Trustees and Officers  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2008	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2008	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

45

Van Kampen Global Bond Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2008	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

46

Your Notes

Your Notes

Your Notes

Van Kampen Global Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Global Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Global Bond Fund
An Important Notice Concerning Our
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assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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An Important Notice Concerning Our
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SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

35, 135, 335, 635, 535
GBFANN 12/09
IU09-05348P-Y10/09

ANNUAL REPORT

October 31, 2009

MUTUAL FUNDS Van Kampen Global Tactical Asset Allocation Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Global Tactical Asset Allocation Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of October 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 10/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the MSCI World Index and the Blended Index (65% MSCI World Index, 30% J.P. Morgan Government Bond Index—Global Unhedged USD, 5% Citigroup 3-Month Treasury Bill Index). Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 12/29/08		since 12/29/08		since 12/29/08		since 12/29/08	since 12/29/08
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	15.50%	8.86%	15.00%	10.00%	15.20%	14.20%	15.70%	15.20%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class R shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares are offered without any upfront or deferred sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent per year of the fund’s daily net assets. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends.

The J.P. Morgan Government Bond Index-Global Unhedged USD (GBI Global Unhedged US) measures the performance in U.S. dollars on an unhedged basis of fixed rate government debt of major developed global bond markets. The Index includes only traded issues available to investors.

The Citigroup 3-Month Treasury Bill Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with maturities of three-months. These Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the period since inception through October 31, 2009

Market Conditions

Global equity markets began 2009 with a rough start, tumbling on the back of woes in the financial system, extremely low levels of consumer confidence, and a rapidly deteriorating housing market. Globally, gross domestic product (GDP) numbers for the fourth quarter 2008 painted a dire picture, causing many economists to lower forecasts for first quarter 2009 growth and the emergence of deep concerns that the global recession would be lengthier than first expected. In early March, global equity markets broke through the previous lows set in November 2008, but subsequently embarked on a sizeable rally. Global economic data showed signs of troughing in the second quarter, raising investor risk appetite and providing hope that the global economy was starting on the road to recovery. The growth decline in the global manufacturing sector decelerated, as evidenced by slower declines in industrial production and higher PMI survey (a measure of manufacturing health) data. Equity markets continued to rally through September but paused in October, as investors became slightly more cautious on disappointing PMI and labor market data in the U.S. Higher beta (i.e., riskier) and lower quality asset classes outperformed the broader market since the market trough in early March.

Against this backdrop, for the reporting period, developed equities (as represented by the MSCI World Index) rose 21.0 percent in local terms (up 25.3 percent in U.S. dollar terms) and outperformed global government bonds (as represented by the J.P. Morgan Global Government Bond Index), which only advanced by 0.6 percent in local terms (up 2.6 percent in U.S. dollar terms). U.S. Treasury bills (as represented by the Citigroup 3-Month Treasury Bill Index) underperformed both groups, with a 0.2 percent return for the reporting period.

Performance Analysis

All share classes of Van Kampen Global Tactical Asset Allocation Fund underperformed the MSCI World Index with net dividends and the Blended Benchmark (the “Blended Index”), composed of 65% MSCI World Index, 30% J.P. Morgan Government Bond Index-Global Unhedged USD, and 5% Citigroup 3-Month Treasury Bill Index, for the period since Fund inception (December 29, 2008) through October 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through October 31, 2009*

						Blended Benchmark
						(65% MSCI World
						Index, 30% J.P. Morgan
						Government Bond
						Index-Global
						Unhedged USD, 5%
						Citigroup 3-Month
Class A	Class B	Class C	Class I	Class R	MSCI World Index	T-Bill)

15.50%	15.00%	15.20%	15.70%	15.20%	25.30%	17.16%

*	For the period December 29, 2008 through October 31, 2009

The performance for the five share classes may vary because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Detractors from the Fund’s overall performance relative to the Blended Benchmark included the following:

•	The Fund’s asset allocation dampened relative returns, as losses from the average underweight position in equities prevailed over gains from the overweight in cash and average underweight position in fixed income. Global equities rallied furiously off the March troughs, strongly outperforming global government bonds and cash for the year.

•	Underweight positions in U.S. and European equities detracted from returns, as these equity markets advanced on the back of stronger-than-expected economic recoveries and resilient corporate profits.

•	Exposure to Australian bonds also hurt relative performance. A relatively stronger Australian economy weighed on these securities during the period.

•	U.S. and Europe sector selection was detrimental to performance. Overweight positions in U.S. telecommunication services and in both the U.S. and European health care sectors, as well as an underweight position in the European materials sector weighed on returns. Defensive sectors (those with less economic sensitivity) such as consumer staples and health care outperformed during the market turmoil in the beginning half of the review period, but lagged cyclical sectors (those with greater economic sensitivity) since the March trough.

Key contributors to the Fund’s overall performance relative to the Blended Benchmark included the following:

•	Active currency decisions added to results, as rising investor risk appetite since March helped major currencies gain against the U.S. dollar.

•	Emerging market equity exposure was favorable to returns, as emerging market equities led the equity rally off the March lows. Investor sentiment for emerging markets has been positive for the past several months, as these markets are believed to be leading the global recovery and to have sustainable growth prospects for the long term.

Market Outlook

We believe that the market environment has shifted from an early-cycle recovery stage, where previously depressed assets advanced rapidly at the first sign of recovery, to a mid-cycle stabilization period, where we believe investors are likely to be more discerning and assets with attractive growth prospects are more likely to outperform. Against this backdrop, the portfolio holds an overweight position to equities and an underweight position in fixed income.

Within equities, we maintain overweight positions to emerging market equities and select European markets, and an underweight position in U.S. equities. Emerging markets should continue to experience higher relative growth than developed markets, as domestic demand remains healthy, in our view. In select European markets, leading indicators are supportive of a sustainable recovery in these markets and we believe valuation levels are attractive. In contrast, growth in the U.S. economy is expected to be lackluster and deleveraging should continue to weigh on the U.S. economy.

Within U.S. equities, we maintain pair trades between sectors to capture relative value. Within defensive sectors, the portfolio maintains an overweight position in health care and consumer staples and underweight positions in telecommunication services and utilities. We also prefer the growth-oriented sector of information technology over the value-oriented sector of financials.

Within fixed income, we continue to be constructive on investment-grade credit, as spreads remain elevated as compared with historical levels.

There is no guarantee that any asset classes mentioned will continue to perform as discussed herein or that securities in such asset classes will be held by the Fund in the future.

Top 10 Holdings as of 10/31/09 (Unaudited)

Morgan Stanley Institutional Fund Trust—Core Fixed Income Portfolio	3.5%
Van Kampen High Yield Fund, Class I	2.5
Van Kampen International Growth Fund, Class I	2.1
Morgan Stanley Institutional Fund, Inc.—Emerging Markets Portfolio, Class I	1.9
Morgan Stanley Institutional Fund, Inc.—Capital Growth Portfolio, Class I	1.5
Exxon Mobil Corp.	0.9
iShares iBoxx Investment Grade Corporate Bond Fund	0.6
Microsoft Corp.	0.6
JPMorgan Chase & Co.	0.6
Johnson & Johnson	0.5

Summary of Investments by Country Classification as of 10/31/09 (Unaudited)

United States	32.5%
United Kingdom	4.7
France	2.4
Switzerland	2.2
Germany	1.9
Spain	1.1
Italy	0.8
Netherlands	0.6
Sweden	0.5
Netherlands Antilles	0.5
Ireland	0.2
Finland	0.2
Denmark	0.2
Belgium	0.2
Norway	0.1
Luxembourg	0.1
Greece	0.1
Bermuda	0.1
Austria	0.1
Jersey Channel Islands	0.0	*
Portugal	0.0	*
Canada	0.0	*
Panama	0.0	*

Total Long-Term Investments	48.5
Total Repurchase Agreements	49.4

Total Investments	97.9
Foreign Currency	0.1
Other Assets in Excess of Liabilities	2.0

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Top ten holdings and summary of investments by countries are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 5/1/09 - 10/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	5/1/09	10/31/09	5/1/09-10/31/09

Class A
Actual	$1,000.00	$1,187.05	$6.62
Hypothetical	1,000.00	1,019.16	6.11
(5% annual return before expenses)

Class B
Actual	1,000.00	1,181.91	10.83
Hypothetical	1,000.00	1,015.27	10.01
(5% annual return before expenses)

Class C
Actual	1,000.00	1,182.75	10.89
Hypothetical	1,000.00	1,015.22	10.06
(5% annual return before expenses)

Class I
Actual	1,000.00	1,187.89	5.24
Hypothetical	1,000.00	1,020.42	4.84
(5% annual return before expenses)

Class R
Actual	1,000.00	1,183.97	7.98
Hypothetical	1,000.00	1,017.90	7.38
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.97%, 1.98%, 0.95% and 1.45% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009

	Number of
Description	Shares	Value

Common Stocks 35.2%
Austria 0.1%
Erste Group Bank AG	148	$5,947
Oesterreichishe Elektrizitaetswirtschafts AG, Class A	62	2,782
OMV AG	102	4,215
Telekom Austria AG	288	4,716

		17,660

Belgium 0.2%
Anheuser-Busch InBev NV	378	17,764
Belgacom SA	140	5,251
Colruyt SA	13	3,095
Delhaize Group	80	5,431
Groupe Bruxelles Lambert SA	64	5,645
KBC Groep NV (a)	123	5,252
Solvay SA	29	2,851
UCB SA	80	3,419

		48,708

Bermuda 0.1%
Axis Capital Holdings Ltd.	100	2,889
Bunge Ltd.	100	5,706
Invesco Ltd.	226	4,780
Seadrill Ltd. (a)	200	4,171
Willis Group Holdings Ltd.	100	2,700

		20,246

Canada 0.0%
Thomson Reuters Corp.	143	4,549
Tim Hortons, Inc.	100	2,847

		7,396

Denmark 0.2%
A P Moller—Maersk A/S, Class B	1	6,793
Danske Bank A/S (a)	397	9,159
Novo Nordisk A/S, Class B	439	27,301
Vestas Wind Systems A/S (a)	146	10,282

		53,535

Finland 0.2%
Fortum Oyj	399	9,442
Kone Oyj, Class B	123	4,591
Nokia Oyj	2,179	27,496
Sampo Oyj, Class A	284	6,798
Stora Enso Oyj, Class R (a)	303	2,300
UPM-Kymmene Oyj	267	3,212

		53,839

France 2.4%
Accor SA	152	7,303
Air Liquide SA	198	21,381
Alcatel-Lucent SA (a)	1,859	6,953
Alstom SA	200	13,847

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

France (Continued)
AXA SA	823	$20,453
BNP Paribas SA	674	50,704
Bouygues SA	200	9,410
Cap Gemini SA	273	12,673
Carrefour SA	358	15,377
Casino Guichard-Perrachon SA	34	2,700
Christian Dior SA	43	4,290
CNP Assurances	30	2,901
Compagnie de Saint-Gobain	229	11,149
Compagnie Generale des Etablissements Michelin, Class B	113	8,374
Credit Agricole SA	744	14,289
Dassault Systemes SA	52	2,998
Electricite de France	185	10,288
Essilor International SA	160	8,969
France Telecom SA	1,089	26,926
GDF Suez	753	31,514
Groupe DANONE	356	21,390
Hermes International	55	7,661
Klepierre (REIT)	67	2,777
Lafarge SA	165	13,457
Lagardere SCA	99	4,469
L’Oreal SA	94	9,580
LVMH Moet Hennessy Louis Vuitton SA	198	20,541
Neopost SA	25	2,190
Pernod-Ricard SA	136	11,351
PPR	61	6,655
Publicis Groupe	101	3,843
Renault SA (a)	147	6,572
Sanofi-Aventis SA	863	63,079
Schneider Electric SA	229	23,786
SCOR SE	137	3,490
Societe Generale	414	27,498
Sodexo	76	4,346
Suez Environnement SA	220	4,895
Technip SA	101	6,360
Thales SA	73	3,542
Total SA	1,718	102,301
Unibail-Rodmaco SE (REIT)	108	23,914
Vallourec SA	41	6,483
Veolia Environnement	340	11,071
Vinci SA	343	17,902
Vivendi	947	26,230

		717,882

Germany 1.8%
Adidas AG	159	7,360
Allianz SE	239	27,391
BASF SE	845	45,205

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

Germany (Continued)
Bayer AG	658	$45,576
Bayerische Motoren Werke AG	265	12,948
Beiersdorf AG	33	2,030
Commerzbank AG (a)	531	5,500
Daimler AG	520	25,312
Deutsche Bank AG	438	31,717
Deutsche Boerse AG	162	13,138
Deutsche Lufthansa AG	182	2,803
Deutsche Post AG	673	11,361
Deutsche Telekom AG	1,691	23,063
E.ON AG	1,280	48,926
Fresenius Medical Care AG & Co. KGaA	151	7,324
Henkel AG & Co. KGaA	106	4,156
K&S AG	89	4,848
Linde AG	118	12,340
MAN AG	80	6,586
Merck KGaA	51	4,791
Metro AG	90	5,000
Muenchener Rueckversicherungs-Gesellschaft AG	110	17,447
RWE AG	306	26,794
SAP AG	1,690	76,370
Siemens AG	711	64,068
ThyssenKrupp AG	191	6,144
TUI AG (rights, expiring 11/11/09) (a)	200	0
TUI AG (a)	200	1,385
Volkswagen AG	74	12,026

		551,609

Greece 0.1%
Alpha Bank AE (a)	300	5,730
Hellenic Telecommunications Organization SA	220	3,681
National Bank of Greece SA (a)	432	15,688
OPAP SA	180	4,599
Piraeus Bank SA (a)	255	4,358

		34,056

Ireland 0.2%
Accenture PLC, Class A	500	18,540
Cooper Industries PLC, Class A	100	3,869
Covidien PLC	300	12,636
CRH PLC	538	13,119
Elan Corp. (a)	391	2,088
Ingersoll-Rand PLC	200	6,318
Kerry Group PLC	112	3,288

		59,858

Italy 0.8%
Assicurazioni Generali SpA	702	17,676
Atlantia SpA	209	4,946
Banca Monte dei Paschi di Siena SpA	2,034	3,856

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

Italy (Continued)
Banco Popolare SC (a)	513	$4,449
Enel SpA	3,079	18,356
ENI SpA	1,802	44,677
Fiat SpA (a)	572	8,495
Finmeccanica SpA	300	5,036
Intesa Sanpaolo SpA (a)	6,373	26,849
Luxottica Group SpA (a)	112	2,718
Mediaset SpA	632	4,113
Mediobanca SpA	498	6,341
Mediobanca SpA (warrants, expiring 03/18/11) (a)	475	0
Parmalat SpA	1,400	3,877
Saipem SpA	235	6,960
Snam Rete Gas SpA	626	3,037
Telecom Italia SpA	8,109	12,879
Telecom Italia SpA RSP Shares	4,917	5,416
Terna Rete Elettrica Nationale SpA	973	3,857
UniCredit SpA (a)	13,156	44,009
Unione di Banche Italiane ScpA	496	7,079
Unione di Banche Italiane ScpA (warrants, expiring 06/30/11) (a)	496	47

		234,673

Jersey 0.0%
Shire PLC	400	7,075
WPP PLC	898	8,053

		15,128

Luxembourg 0.1%
ArcelorMittal	673	22,533
Millicom International Cellular SA (a)	50	3,260
SES SA	233	5,050
Tenaris SA	360	6,413

		37,256

Netherlands 0.6%
Aegon NV (a)	972	6,925
Akzo Nobel NV	191	11,288
ASML Holding NV	355	9,557
Corio NV (REIT)	28	1,899
European Aeronautic Defence and Space Co. NV	257	4,816
Heineken Holding NV	87	3,392
Heineken NV	198	8,767
ING Groep NV (a)	1,295	16,743
Koninklijke Ahold NV	679	8,551
Koninklijke DSM NV	306	13,388
Koninklijke KPN NV	1,467	26,597
Koninklijke Philips Electronics NV	635	15,963
Reed Elsevier NV	495	5,776
STMicroelectronics NV	561	4,503
TNT NV	312	8,266

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

Netherlands (Continued)
Unilever NV	1,117	$34,401
Wolters Kluwer NV	228	5,087

		185,919

Netherlands Antilles 0.5%
Schlumberger Ltd.	2,300	143,060

Norway 0.1%
DnB NOR ASA (a)	582	6,677
Orkla ASA	600	5,549
StatoilHydro ASA	788	18,687
Telenor ASA (a)	673	8,663
Yara International ASA	100	3,326

		42,902

Panama 0.0%
Carnival Corp.	100	2,912

Portugal 0.0%
Banco Comercial Portugues SA, Class R	1,915	2,725
Energias de Portugal SA	1,482	6,546
Portugal Telecom SGPS SA	487	5,562

		14,833

Spain 1.1%
Abertis Infraestructuras SA	221	4,699
Acciona SA	23	2,812
ACS Actividades de Construccion y Servicios SA	150	7,208
Banco Bilbao Vizcaya Argentaria SA	2,960	53,019
Banco de Sabadell SA	763	5,151
Banco Popular Espanol SA	661	5,890
Banco Santander SA	6,553	105,483
Criteria Caixacorp SA	689	3,363
Enagas	142	2,923
Gamesa Corp. Tecnologica SA	147	2,692
Gas Natural SDG SA	267	5,363
Iberdrola Renovables SA	676	3,004
Iberdrola SA	2,434	22,068
Industria de Diseno Textil SA	179	10,507
Red Electrica Corp. SA	87	4,499
Repsol YPF SA (a)	578	15,388
Telefonica SA	3,036	84,741

		338,810

Sweden 0.5%
Alfa Laval AB	289	3,589
Assa Abloy AB, Class B	254	4,520
Atlas Copco AB, Class A	500	6,833
Atlas Copco AB, Class B	300	3,644
Getinge AB, Class B	200	3,774
Hennes & Mauritz AB, Class B	418	23,983

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

Sweden (Continued)
Investor AB, Class B	371	$6,641
Nordea Bank AB	1,744	19,081
Sandvik AB	800	9,018
Scania AB, Class B	300	3,907
Securitas AB, Class B	14	133
Skandinaviska Enskilda Banken AB, Class A (a)	363	2,261
Skanska AB, Class B	305	4,557
SKF AB, Class B	400	6,444
Svenska Cellulosa AB, Class B	400	5,559
Svenska Handelsbanken AB, Class A	411	10,803
Swedish Match AB	203	4,210
Tele2 AB, Class B	249	3,675
Telefonaktiebolaget LM Ericsson, Class B	1,643	17,517
TeliaSonera AB	1,820	12,163
Volvo AB, Class B	900	8,660

		160,972

Switzerland 2.2%
ABB Ltd. (a)	1,788	33,309
ACE Ltd. (a)	200	10,272
Actelion Ltd. (a)	78	4,299
Adecco SA	6	268
Aryzta AG (a)	65	2,554
Baloise Holding AG	40	3,426
Compagnie Financiere Richemont SA	417	11,675
Credit Suisse Group AG	893	47,699
Foster Wheeler AG (a)	100	2,799
Geberit AG	31	5,134
Givaudan SA	3	2,221
Holcim Ltd. (a)	196	12,443
Julius Baer Group Ltd.	169	6,362
Julius Baer Holding AG	169	2,059
Kuehne & Nagel International AG	43	3,892
Logitech International SA (a)	138	2,357
Lonza Group AG	38	2,961
Nestle SA	2,585	120,164
Noble Corp.	300	12,222
Novartis AG	1,961	102,292
Roche Holding AG	573	91,807
Sonova Holding AG	38	3,910
Swatch Group AG	25	5,828
Swiss Reinsurance	222	9,045
Swisscom AG	20	7,228
Syngenta AG	76	17,990
Transocean Ltd. (a)	600	50,346
Tyco Electronics Ltd.	400	8,500
Tyco International Ltd.	400	13,420
UBS AG (a)	2,386	39,957

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

Switzerland (Continued)
Weatherford International Ltd. (a)	600	$10,518
Zurich Financial Services AG	76	17,399

		664,356

United Kingdom 4.7%
Admiral Group PLC	152	2,555
Amec PLC	313	4,131
Anglo American PLC (a)	1,180	42,864
Associated British Foods PLC	286	3,877
AstraZeneca PLC	1,055	47,419
Aviva PLC	1,718	10,757
BAE Systems PLC	2,235	11,501
Barclays PLC (a)	7,136	37,336
BG Group PLC	2,350	40,512
BHP Billiton PLC	2,071	56,014
BP PLC	14,895	140,277
British American Tobacco PLC	1,274	40,678
British Land Co. PLC (REIT)	1,180	9,121
British Sky Broadcasting Group PLC	919	8,012
BT Group PLC	6,219	13,277
Bunzl PLC	300	3,266
Cable & Wireless PLC	1,973	4,681
Cadbury PLC	1,087	13,692
Cairn Energy PLC (a)	79	3,416
Capita Group PLC	28	350
Carnival PLC	132	4,093
Centrica PLC	3,496	14,200
Cobham PLC	901	3,239
Compass Group PLC	1,486	9,435
Diageo PLC	1,725	28,115
Drax Group PLC	262	1,993
F&C Asset Management PLC	181	220
Firstgroup PLC	388	2,388
Friends Provident Group PLC	1,817	2,433
G4S PLC	57	236
GlaxoSmithKline PLC	4,316	88,636
Hammerson PLC (REIT)	357	2,372
Home Retail Group PLC	700	3,333
HSBC Holdings PLC	9,707	107,420
Imperial Tobacco Group PLC	826	24,342
International Power PLC	1,197	4,983
J Sainsbury PLC	833	4,498
Kingfisher PLC	1,901	6,954
Land Securities Group PLC (REIT)	1,186	12,852
Legal & General Group PLC	4,700	6,038
Liberty International PLC (REIT)	107	791
Lloyds TSB Group PLC (a)	7,787	11,016
Man Group PLC	1,404	7,102

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

United Kingdom (Continued)
Marks & Spencer Group PLC	1,306	$7,318
National Grid PLC	1,739	17,291
Next PLC	159	4,667
Old Mutual PLC	3,776	6,553
Pearson PLC	663	9,024
Prudential PLC	1,642	14,899
Reckitt Benckiser PLC	229	11,386
Reed Elsevier PLC	881	6,680
Rio Tinto PLC	1,216	53,669
Rolls-Royce Group PLC (a)	1,458	10,767
Rolls-Royce Group PLC, Class C (a)	87,480	144
Royal Bank of Scotland Group PLC (a)	14,666	10,022
Royal Dutch Shell PLC, Class A	2,752	81,562
Royal Dutch Shell PLC, Class B	2,081	60,282
RSA Insurance Group PLC	2,623	5,199
SABMiller PLC	732	19,223
Sage Group PLC	2,508	8,769
Scottish & Southern Energy PLC	614	10,870
Serco Group PLC	22	182
Severn Trent PLC	185	2,888
Smith & Nephew PLC	689	6,096
Smiths Group PLC	309	4,520
Standard Chartered PLC	1,828	44,889
Standard Life PLC	1,817	6,483
Tate & Lyle PLC	370	2,727
Tesco PLC	4,416	29,469
Tullow Oil PLC	500	9,696
Unilever PLC	876	26,220
United Utilities Group PLC	563	4,065
Vodafone Group PLC	37,212	82,331
William Morrison Supermarkets PLC	1,928	8,840
Wolseley PLC (a)	52	1,051
Xstrata PLC (a)	1,440	20,626

		1,428,833

United States 19.3%
3M Co.	500	36,785
Abbott Laboratories	2,100	106,197
Activision Blizzard, Inc. (a)	300	3,249
Adobe Systems, Inc. (a)	400	13,176
Advance Auto Parts, Inc.	100	3,726
Aetna, Inc.	300	7,809
Affiliated Computer Services, Inc., Class A (a)	100	5,209
Aflac, Inc.	100	4,149
AGCO Corp. (a)	100	2,811
Agilent Technologies, Inc. (a)	300	7,422
Allergan, Inc.	400	22,500
Allstate Corp.	100	2,957

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

United States (Continued)
Altera Corp.	200	$3,958
Altria Group, Inc.	1,400	25,354
Amazon.com, Inc. (a)	100	11,881
American Express Co.	800	27,872
American International Group, Inc. (a)	70	2,354
American Tower Corp., Class A (a)	200	7,364
Ameriprise Financial, Inc.	100	3,467
AmerisourceBergen Corp.	200	4,430
AMETEK, Inc.	100	3,489
Amgen, Inc. (a)	1,200	64,476
Amphenol Corp., Class A	100	4,012
Anadarko Petroleum Corp.	400	24,372
Analog Devices, Inc.	200	5,126
Aon Corp.	100	3,851
Apache Corp.	300	28,236
Apollo Group, Inc., Class A (a)	100	5,710
Apple, Inc. (a)	700	131,950
Applied Materials, Inc.	600	7,320
Archer-Daniels-Midland Co.	400	12,048
Assurant, Inc.	100	2,993
AT&T, Inc.	900	23,103
Automatic Data Processing, Inc.	400	15,920
Avon Products, Inc.	300	9,615
Bank of America Corp.	7,373	107,498
Bank of New York Mellon Corp.	1,100	29,326
Baxter International, Inc.	400	21,624
Becton Dickinson & Co.	100	6,836
Bed Bath & Beyond, Inc. (a)	100	3,521
Berkshire Hathaway, Inc., Class B (a)	10	32,830
Best Buy Co., Inc.	300	11,454
Biogen Idec, Inc. (a)	200	8,426
BMC Software, Inc. (a)	100	3,716
Boeing Co.	300	14,340
BorgWarner, Inc.	100	3,032
Boston Properties, Inc. (REIT)	100	6,077
Boston Scientific Corp. (a)	800	6,496
Bristol-Myers Squibb Co.	2,500	54,500
Broadcom Corp., Class A (a)	300	7,983
Burlington Northern Santa Fe Corp.	100	7,532
CA, Inc.	200	4,184
Campbell Soup Co.	100	3,175
Capital One Financial Corp.	200	7,320
Cardinal Health, Inc.	200	5,668
CareFusion Corp. (a)	100	2,237
Caterpillar, Inc.	500	27,530
CBS Corp., Class B	400	4,708
Celgene Corp. (a)	500	25,525

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

United States (Continued)
CenturyTel, Inc.	200	$6,492
C.H. Robinson Worldwide, Inc.	100	5,511
Charles Schwab Corp.	800	13,872
Chesapeake Energy Corp.	500	12,250
Chevron Corp.	2,100	160,734
CIGNA Corp.	200	5,568
Cincinnati Financial Corp.	100	2,536
Cisco Systems, Inc. (a)	6,300	143,955
Citigroup, Inc.	3,900	15,951
Citrix Systems, Inc. (a)	100	3,676
Clorox Co.	100	5,923
Coach, Inc.	200	6,594
Coca-Cola Co.	1,600	85,296
Coca-Cola Enterprises, Inc.	300	5,721
Cognizant Technology Solutions Corp., Class A (a)	200	7,730
Colgate-Palmolive Co.	400	31,452
Comcast Corp., Class A	1,300	18,850
Comcast Corp., Class Special A	600	8,412
Computer Sciences Corp. (a)	100	5,071
ConAgra Foods, Inc.	400	8,400
ConocoPhillips	1,400	70,252
Corning, Inc.	1,900	27,759
Costco Wholesale Corp.	600	34,110
C.R. Bard, Inc.	100	7,507
CSX Corp.	300	12,654
Cummins, Inc.	100	4,306
CVS Caremark Corp.	1,300	45,890
Danaher Corp.	100	6,823
Darden Restaurants, Inc.	100	3,031
DaVita, Inc. (a)	100	5,303
Deere & Co.	200	9,110
Dell, Inc. (a)	1,900	27,531
DENTSPLY International, Inc.	100	3,296
Devon Energy Corp.	400	25,884
DIRECTV Group, Inc. (a)	500	13,150
Dollar Tree, Inc. (a)	100	4,513
Dover Corp.	100	3,768
Eaton Corp.	100	6,045
eBay, Inc. (a)	700	15,589
Electronic Arts, Inc. (a)	200	3,648
Eli Lilly & Co.	1,100	37,411
EMC Corp. (a)	2,700	44,469
Emerson Electric Co.	700	26,425
EOG Resources, Inc.	200	16,332
Equity Residential (REIT)	100	2,888
Estee Lauder Cos., Inc., Class A	100	4,250
Expeditors International of Washington, Inc.	100	3,222

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

United States (Continued)
Express Scripts, Inc. (a)	100	$7,992
Exxon Mobil Corp.	4,000	286,680
Family Dollar Stores, Inc.	200	5,660
Fastenal Co.	100	3,450
FedEx Corp.	200	14,538
Fiserv, Inc. (a)	100	4,587
FLIR Systems, Inc. (a)	100	2,781
Fluor Corp.	100	4,442
Ford Motor Co. (a)	1,000	7,000
Forest Laboratories, Inc. (a)	200	5,534
Fortune Brands, Inc.	100	3,895
Franklin Resources, Inc.	100	10,463
GameStop Corp., Class A (a)	100	2,429
Gap, Inc.	500	10,670
General Dynamics Corp.	200	12,540
General Electric Co.	6,700	95,542
General Mills, Inc.	400	26,368
Genuine Parts Co.	100	3,499
Genzyme Corp. (a)	200	10,120
Gilead Sciences, Inc. (a)	1,000	42,550
Goldman Sachs Group, Inc.	200	34,034
Goodrich Corp.	100	5,435
Google, Inc., Class A (a)	100	53,612
Halliburton Co.	900	26,289
Harris Corp.	100	4,172
Harris Stratex Networks, Inc., Class A (a)	24	151
Hartford Financial Services Group, Inc.	200	4,904
Hasbro, Inc.	100	2,727
Hershey Co.	100	3,779
Hess Corp.	300	16,422
Hewlett-Packard Co.	2,500	118,650
HJ Heinz Co.	300	12,072
Home Depot, Inc.	300	7,527
Honeywell International, Inc.	500	17,945
Hospira, Inc. (a)	100	4,464
H&R Block, Inc.	200	3,668
Humana, Inc. (a)	100	3,758
IBM Corp.	1,100	132,671
Illinois Tool Works, Inc.	200	9,184
Illumina, Inc. (a)	100	3,210
Intel Corp.	3,700	70,707
International Game Technology	200	3,568
Intuit, Inc. (a)	200	5,814
ITT Corp.	100	5,070
Jacobs Engineering Group, Inc. (a)	100	4,229
JM Smucker Co.	100	5,273
Johnson & Johnson	2,800	165,340

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

United States (Continued)
Johnson Controls, Inc.	300	$7,176
Joy Global, Inc.	100	5,041
JPMorgan Chase & Co.	4,300	179,611
Juniper Networks, Inc. (a)	400	10,204
Kellogg Co.	300	15,462
KeyCorp	300	1,617
Kimberly-Clark Corp.	400	24,464
KLA–Tencor Corp.	100	3,251
Kohl’s Corp. (a)	300	17,166
Kraft Foods, Inc., Class A	1,400	38,528
Kroger Co.	500	11,565
L-3 Communications Holdings, Inc.	100	7,229
Laboratory Corp. of America Holdings (a)	100	6,889
Lam Research Corp. (a)	100	3,372
Legg Mason, Inc.	100	2,911
Liberty Media Corp.—Entertainment, Ser A (a)	400	12,328
Life Technologies Corp. (a)	100	4,717
Linear Technology Corp.	100	2,588
Lockheed Martin Corp.	200	13,758
Loews Corp.	300	9,930
Lorillard, Inc.	100	7,772
Lowe’s Cos., Inc.	300	5,871
Marathon Oil Corp.	700	22,379
Marriott International, Inc., Class A	200	5,012
Marsh & McLennan Cos., Inc.	500	11,730
Masco Corp.	200	2,350
Mattel, Inc.	200	3,786
McAfee, Inc. (a)	100	4,188
McCormick & Co., Inc.	100	3,501
McDonald’s Corp.	200	11,722
McGraw-Hill Cos., Inc.	200	5,756
McKesson Corp.	200	11,746
Medco Health Solutions, Inc. (a)	400	22,448
Medtronic, Inc.	700	24,990
Merck & Co., Inc.	2,700	83,511
MetLife, Inc.	300	10,209
Microsoft Corp.	6,600	183,018
Molson Coors Brewing Co., Class B	100	4,897
Moody’s Corp.	100	2,368
Motorola, Inc.	1,900	16,283
Murphy Oil Corp.	200	12,228
NASDAQ OMX Group, Inc. (a)	100	1,806
National-Oilwell Varco, Inc. (a)	1,100	45,089
NetApp, Inc. (a)	300	8,115
News Corp., Class A	1,300	14,976
News Corp., Class B	400	5,440
NIKE, Inc., Class B	200	12,436

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

United States (Continued)
Noble Energy, Inc.	200	$13,126
Norfolk Southern Corp.	300	13,986
Northern Trust Corp.	100	5,025
Northrop Grumman Corp.	200	10,026
NVIDIA Corp. (a)	300	3,588
NYSE Euronext	100	2,585
Occidental Petroleum Corp.	900	68,292
Omnicom Group, Inc.	200	6,856
Oracle Corp.	3,500	73,850
PACCAR, Inc.	200	7,482
Pall Corp.	100	3,174
Parker Hannifin Corp.	100	5,296
Paychex, Inc.	200	5,682
Pentair, Inc.	100	2,910
Pepsi Bottling Group, Inc.	100	3,744
PepsiCo, Inc.	1,400	84,770
Pfizer, Inc.	8,774	149,421
Pharmaceutical Product Development, Inc.	100	2,155
Philip Morris International, Inc.	1,600	75,776
Precision Castparts Corp.	100	9,553
Principal Financial Group, Inc.	300	7,512
Procter & Gamble Co.	2,500	145,000
Progressive Corp. (a)	600	9,600
Prudential Financial, Inc.	300	13,569
QUALCOMM, Inc.	2,200	91,102
Quest Diagnostics, Inc.	100	5,593
Raytheon Co.	200	9,056
Reynolds American, Inc.	100	4,848
Rockwell Automation, Inc.	100	4,095
Rockwell Collins, Inc.	100	5,038
Ross Stores, Inc.	200	8,802
Safeway, Inc.	400	8,932
Saint Jude Medical, Inc. (a)	200	6,816
Salesforce.com, Inc. (a)	100	5,675
Sara Lee Corp.	400	4,516
Schering-Plough Corp.	1,900	53,580
Sherwin-Williams Co.	100	5,704
Simon Property Group, Inc. (REIT)	204	13,850
SLM Corp. (a)	300	2,910
Southwestern Energy Co. (a)	300	13,074
Spectra Energy Corp.	600	11,472
Sprint Nextel Corp. (a)	1,500	4,440
Staples, Inc.	600	13,020
Starbucks Corp. (a)	400	7,592
State Street Corp.	300	12,594
Stryker Corp.	200	9,200
Symantec Corp. (a)	600	10,548

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

United States (Continued)
Synthes, Inc.	48	$5,696
Sysco Corp.	500	13,225
T. Rowe Price Group, Inc.	100	4,873
Target Corp.	100	4,843
Texas Instruments, Inc.	900	21,105
Thermo Fisher Scientific, Inc. (a)	300	13,500
Tiffany & Co.	200	7,858
Time Warner Cable, Inc.	208	8,204
Time Warner, Inc.	900	27,108
TJX Cos., Inc.	300	11,205
Toll Brothers, Inc. (a)	100	1,732
Travelers Cos., Inc.	100	4,979
Union Pacific Corp.	300	16,542
United Parcel Service, Inc., Class B	500	26,840
United Technologies Corp.	800	49,160
UnitedHealth Group, Inc.	700	18,165
Unum Group	300	5,985
U.S. Bancorp	100	2,322
Varian Medical Systems, Inc. (a)	100	4,098
Verizon Communications, Inc.	500	14,795
Vertex Pharmaceuticals, Inc. (a)	100	3,356
Viacom, Inc., Class B (a)	400	11,036
Visa, Inc., Class A	200	15,152
Vornado Realty Trust (REIT)	102	6,075
Walgreen Co.	900	34,047
Wal-Mart Stores, Inc.	1,900	94,392
Walt Disney Co.	1,200	32,844
Waters Corp. (a)	100	5,743
WellPoint, Inc. (a)	300	14,028
Wells Fargo & Co.	258	7,100
Western Union Co.	500	9,085
Williams Cos., Inc.	600	11,310
WR Berkley Corp.	100	2,472
Xerox Corp.	500	3,760
Xilinx, Inc.	200	4,350
XTO Energy, Inc.	500	20,780
Yahoo!, Inc. (a)	1,000	15,900
Yum! Brands, Inc.	100	3,295
Zimmer Holdings, Inc. (a)	100	5,257
Zions Bancorporation	100	1,416

Total Common Stocks 35.2%		10,709,949

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Number of
Description	Shares	Value

Investment Companies 12.5%
United States 12.5%
Morgan Stanley Institutional Fund, Inc.—Capital Growth Portfolio, Class I (b)	25,815	$460,792
Morgan Stanley Institutional Fund, Inc.—Emerging Markets Portfolio, Class I (b)	26,497	567,556
Morgan Stanley Institutional Fund, Inc.—International Growth Equity Portfolio, Class I (b)	13,387	117,537
Morgan Stanley Institutional Fund Trust—Core Fixed Income Portfolio (b)	112,530	1,065,660
iShares iBoxx Investment Grade Corporate Bond Fund	1,800	190,224
Van Kampen High Yield Fund, Class I (b)	82,288	762,807
Van Kampen International Growth Fund, Class I (b)	41,056	631,844

Total Investment Companies 12.5%		3,796,420

Preferred Stocks 0.1%
Germany 0.1%
Fresenius SE	63	3,657
Henkel AG & Co. KGaA	67	3,039
Porsche Automobil Holding SE	66	5,048
RWE AG	29	2,278
Volkswagen AG	84	8,358

Total Preferred Stocks 0.1%		22,380

Government Agency Obligations 0.7%
Federal Home Loan Mortgage Corp. ($100,000 par, 5.50% coupon, maturing 08/20/12)		111,057
Federal National Mortgage Association ($90,000 par, 4.88% coupon, maturing 05/18/12)		97,896

Total Government Agency Obligations 0.7%		208,953

Total Long-Term Investments 48.5% (Cost $12,942,713)		14,737,702

Repurchase Agreements 49.4%
Banc of America Securities ($2,349,319 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 10/30/09, to be sold on 11/02/09 at $2,349,331)		2,349,319
JPMorgan Chase & Co. ($12,050,015 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 10/30/09, to be sold on 11/02/09 at $12,050,075)		12,050,015

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

Description	Value

Repurchase Agreements (Continued)
State Street Bank & Trust Co. ($619,666 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 10/30/09, to be sold on 11/02/09 at $619,666)	$619,666

Total Repurchase Agreements 49.4% (Cost $15,019,000)	15,019,000

Total Investments 97.9% (Cost $27,961,713)	29,756,702

Foreign Currency 0.1% (Cost $25,754)	26,050

Other Assets in Excess of Liabilities 2.0%	617,447

Net Assets 100.0%	$30,400,199

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision on the Fund’s Trustees. The total market value of these securities is $4,534,995.

(a)	Non-income producing security.

(b)	See Note 2 in the Notes to the Financial Statements regarding investments in affiliated funds.

REIT—Real Estate Investment Trust

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

Forward Foreign Currency Contracts Outstanding as of October 31, 2009:

			Unrealized
			Appreciation/
	In Exchange for	Current Value	Depreciation

Long Contracts:
Australian Dollar
1,405,847 expiring 11/19/09	US$	1,263,581	$(6,039)
44,753 expiring 11/19/09	US$	40,224	(191)

			(6,230)

Brazil Real
423,694 expiring 11/19/09	US$	239,771	(1,994)

Canadian Dollar
1,148,490 expiring 11/19/09	US$	1,061,413	(51,929)

Euro
2,020,513 expiring 11/19/09	US$	2,973,382	(21,827)
101,565 expiring 11/19/09	US$	149,462	(1,215)

			(23,042)

Hong Kong Dollar
1,030,892 expiring 11/19/09	US$	133,028	(17)

Japanese Yen
449,703,235 expiring 11/19/09	US$	4,996,254	(22,475)
11,028,853 expiring 11/19/09	US$	122,532	1,990

			(20,485)

Norwegian Krone
31,259 expiring 11/19/09	US$	5,456	(94)

Pound Sterling
635,542 expiring 11/19/09	US$	1,042,975	35,926

Republic of Korea Won
256,260,351 expiring 11/19/09	US$	216,712	(3,537)
346,846,500 expiring 11/19/09	US$	293,319	(6,981)

			(10,518)

Singapore Dollar
92,689 expiring 11/19/09	US$	65,378	(890)

Swedish Krona
538,826 expiring 11/19/09	US$	75,979	(1,184)

Swiss Franc
452,478 expiring 11/19/09	US$	441,103	(645)
92,201 expiring 11/19/09	US$	89,883	(140)

			(785)

Total Long Contracts			(81,242)

Short Contracts:
Australian Dollar
588,015 expiring 11/19/09	US$	528,510	8,818

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

			Unrealized
			Appreciation/
	In Exchange for	Current Value	Depreciation

Brazil Real
423,694 expiring 11/19/09	US$	239,771	$1,283

Japanese Yen
57,131,612 expiring 11/19/09	US$	634,739	2,813

Total Short Contracts			12,914

Total Forward Foreign Currency Contracts			$(68,328)

Futures Contracts Outstanding as of October 31, 2009:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
ASX SPI 200 Index, December 2009 (Current Notional Value of $104,456 per contract)	8	$1,649
Australian Treasury Bond 10-Year, December 2009 (Current Notional Value of $93,239 per contract)	8	(8,338)
Dow Jones EURO STOXX 50 Index, December 2009 (Current Notional Value of $40,221 per contract)	21	(33,054)
FTSE 100 Index, December 2009 (Current Notional Value of $82,434 per contract)	4	(4,787)
German Euro Bond, December 2009 (Current Notional Value of $179,857 per contract)	16	5,427
Hang Seng China Ent Index, November 2009 (Current Notional Value of $82,075 per contract)	3	(6,114)
Hang Seng Index, November 2009 (Current Notional Value of $139,544 per contract)	1	(1,375)
JGB Mini 10-Year, December 2009 (Current Notional Value of $152,364 per contract)	17	(13,442)
S&P Midcap 400 E-Mini Index, December 2009 (Current Notional Value of $65,740 per contract)	21	(58,655)
S&P Mini 500 Index, December 2009 (Current Notional Value of $51,650 per contract)	22	(16,039)
S&P TSE 60 Index, December 2009 (Current Notional Value of $119,885 per contract)	9	(48,912)
SGX MSCI Singapore Index, November 2009 (Current Notional Value of $45,132 per contract)	4	(114)
Topix Index, December 2009 (Current Notional Value of $98,763 per contract)	18	(82,573)
U.S. Treasury Notes 10-Year, December 2009 (Current Notional Value of $118,609 per contract)	3	(2,062)
UK Long Gilt Bond, December 2009 (Current Notional Value of $195,395 per contract)	2	972

Total Futures Contracts	157	$(267,417)

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other
		Significant	Significant		Percent
		Observable	Unobservable		of Net
Investments	Quoted Prices	Inputs	Inputs	Total	Assets

Investments in an Asset Position
Common Stocks
Advertising	$6,856	$11,896	$—	$18,752	0.1%
Aerospace & Defense	154,224	38,900	—	193,124	0.6
Agricultural Products	17,754	—	—	17,754	0.1
Air Freight & Logistics	50,111	19,627	—	69,738	0.2
Airlines	—	2,803	—	2,803	0.0
Alternative Carriers	—	4,681	—	4,681	0.0
Apparel Retail	30,677	34,490	—	65,167	0.2
Apparel, Accessories & Luxury Goods	6,594	60,073	—	66,667	0.2
Application Software	28,341	88,137	—	116,478	0.4
Asset Management & Custody Banks	73,439	9,381	—	82,820	0.3
Auto Parts & Equipment	10,208	—	—	10,208	0.0
Automobile Manufacturers	7,000	65,353	—	72,353	0.2
Automotive Retail	3,726	—	—	3,726	0.0
Biotechnology	157,663	4,299	—	161,962	0.5
Brewers	4,897	49,146	—	54,043	0.2
Broadcasting—Diversified	16,616	5,050	—	21,666	0.1
Broadcasting & Cable TV	49,036	12,125	—	61,161	0.2
Building Products	2,350	20,803	—	23,153	0.1
Casinos & Gaming	3,568	4,599	—	8,167	0.0
Catalog Retail	—	3,333	—	3,333	0.0
Commodity Chemicals	—	2,851	—	2,851	0.0
Communications Equipment	293,626	51,966	—	345,592	1.1
Computer & Electronics Retail	13,883	—	—	13,883	0.1
Computer Hardware	410,802	—	—	410,802	1.4
Computer Storage & Peripherals	52,584	2,357	—	54,941	0.2
Construction & Engineering	11,470	33,798	—	45,268	0.2
Construction & Farm Machinery & Heavy Trucks	56,280	19,400	—	75,680	0.3
Construction Materials	—	39,018	—	39,018	0.1
Consumer Electronics	—	15,963	—	15,963	0.1
Consumer Finance	38,102	—	—	38,102	0.1
Data Processing & Outsourced Services	55,635	—	—	55,635	0.2

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Level 1	Level 2	Level 3
		Other
		Significant	Significant		Percent
		Observable	Unobservable		of Net
Investments	Quoted Prices	Inputs	Inputs	Total	Assets

Data Processing & Outsourced Services	$5,071	$—	$—	$5,071	0.0%
Department Stores	17,166	18,640	—	35,806	0.1
Distillers & Vintners	—	39,465	—	39,465	0.1
Distributors	3,499	—	—	3,499	0.0
Diversified Banks	9,469	652,140	—	661,609	2.2
Diversified Capital Markets	—	119,372	—	119,372	0.4
Diversified Chemicals	—	102,069	—	102,069	0.3
Diversified Commercial & Professional Services	—	369	—	369	0.0
Diversified Metals & Mining	—	173,173	—	173,173	0.6
Diversified REIT’s	6,075	36,197	—	42,272	0.1
Drug Retail	79,937	—	—	79,937	0.3
Education Services	5,710	—	—	5,710	0.0
Electric Utilities	—	140,445	—	140,445	0.5
Electrical Components & Equipment	37,878	23,786	—	61,664	0.2
Electronic Equipment Manufacturers	14,215	—	—	14,215	0.1
Electronic Manufacturing Services	8,500	—	—	8,500	0.0
Environmental & Facilities Services	—	5,078	—	5,078	0.0
Fertilizers & Agricultural Chemicals	—	26,164	—	26,164	0.1
Food Distributors	13,225	—	—	13,225	0.0
Food Retail	20,497	62,584	—	83,081	0.3
Footwear	12,436	—	—	12,436	0.0
Gas Utilities	—	11,324	—	11,324	0.0
General Merchandise Stores	15,016	—	—	15,016	0.1
Health Care Distributors	24,081	—	—	24,081	0.1
Health Care Equipment	115,667	19,476	—	135,143	0.4
Health Care Services	50,380	7,324	—	57,704	0.2
Health Care Supplies	3,296	8,969	—	12,265	0.0
Heavy Electrical Equipment	—	60,130	—	60,130	0.2
Highways & Railtracks	—	9,645	—	9,645	0.0
Home Entertainment Software	6,897	—	—	6,897	0.0
Home Furnishing Retail	3,521	—	—	3,521	0.0
Home Improvement Retail	19,102	6,954	—	26,056	0.1
Homebuilding	1,732	—	—	1,732	0.0
Hotels, Resorts & Cruise Lines	7,924	12,780	—	20,704	0.1
Household Products	206,839	15,542	—	222,381	0.7
Housewares & Specialties	3,895	—	—	3,895	0.0
Human Resource & Employment Services	—	619	—	619	0.0
Hypermarkets & Super Centers	128,502	20,377	—	148,879	0.5

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Level 1	Level 2	Level 3
		Other
		Significant	Significant		Percent
		Observable	Unobservable		of Net
Investments	Quoted Prices	Inputs	Inputs	Total	Assets

Independent Power Producers & Energy Traders	$—	$9,980	$—	$9,980	0.0%
Industrial Conglomerates	145,747	74,137	—	219,884	0.7
Industrial Gases	—	33,721	—	33,721	0.1
Industrial Machinery	48,588	40,355	—	88,943	0.3
Insurance Brokers	18,281	—	—	18,281	0.1
Integrated Oil & Gas	636,987	507,902	—	1,144,889	3.8
Integrated Telecommunication Services	44,390	243,839	—	288,229	1.0
Internet Retail	11,881	—	—	11,881	0.0
Internet Software & Services	85,101	—	—	85,101	0.3
Investment Banking & Brokerage	47,906	6,341	—	54,247	0.2
IT Consulting & Other Services	26,270	12,673	—	38,943	0.1
Leisure Products	6,513	—	—	6,513	0.0
Life & Health Insurance	41,424	46,232	—	87,656	0.3
Life Sciences Tools & Services	18,217	—	—	18,217	0.1
Managed Health Care	49,328	—	—	49,328	0.2
Marine	—	10,685	—	10,685	0.0
Movies & Entertainment	91,404	26,230	—	117,634	0.4
Multi-Line Insurance	20,180	109,099	—	129,279	0.4
Multi-Sector Holdings	—	15,648	—	15,648	0.1
Multi-Utilities	—	104,936	—	104,936	0.4
Office	6,077	—	—	6,077	0.0
Office Electronics	3,760	2,190	—	5,950	0.0
Oil & Gas Drilling	62,568	4,171	—	66,739	0.2
Oil & Gas Equipment & Services	224,956	19,733	—	244,689	0.8
Oil & Gas Exploration & Production	154,054	13,111	—	167,165	0.6
Oil & Gas Storage & Transportation	22,782	—	—	22,782	0.1
Other Diversified Financial Services	309,422	16,743	—	326,165	1.1
Packaged Foods & Meats	121,074	232,190	—	353,264	1.2
Paper Products	—	11,071	—	11,071	0.0
Personal Products	13,865	11,610	—	25,475	0.1
Pharmaceuticals	677,994	435,820	—	1,113,814	3.7
Property & Casualty Insurance	68,535	2,555	—	71,090	0.2
Publishing	10,305	31,037	—	41,342	0.1
Railroads	50,714	—	—	50,714	0.2
Real Estate Management & Development	—	12,852	—	12,852	0.0
Regional Banks	3,033	—	—	3,033	0.0
Reinsurance	—	29,982	—	29,982	0.1
Residential REIT’s	2,888	—	—	2,888	0.0
Restaurants	28,487	13,781	—	42,268	0.1
Retail REIT’s	13,850	4,676	—	18,526	0.1

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Portfolio of Investments  ■  October 31, 2009  continued

	Level 1	Level 2	Level 3
		Other
		Significant	Significant		Percent
		Observable	Unobservable		of Net
Investments	Quoted Prices	Inputs	Inputs	Total	Assets

Semiconductor Equipment	$3,251	$—	$—	$3,251	0.0%
Semiconductor Equipment	10,692	9,557	—	20,249	0.1
Semiconductors	119,405	4,503	—	123,908	0.4
Soft Drinks	179,531	—	—	179,531	0.6
Specialized Consumer Services	3,668	—	—	3,668	0.0
Specialized Finance	6,759	13,138	—	19,897	0.1
Specialty Chemicals	—	18,569	—	18,569	0.1
Specialty Stores	20,878	—	—	20,878	0.1
Steel	—	28,677	—	28,677	0.1
Systems Software	279,504	—	—	279,504	0.9
Tires & Rubber	—	8,374	—	8,374	0.0
Tobacco	113,750	69,231	—	182,981	0.6
Trading Companies & Distributors	3,450	4,318	—	7,768	0.0
Trucking	—	2,388	—	2,388	0.0
Utility	2,089	—	—	2,089	0.0
Water Utilities	—	2,888	—	2,888	0.0
Wireless Telecommunication Services	11,804	95,001	—	106,805	0.4
Preferred Stocks
Automobile Manufacturers	—	13,406	—	13,406	0.0
Health Care Equipment	—	3,657	—	3,657	0.0
Household Products	—	3,039	—	3,039	0.0
Multi-Utilities	—	2,278	—	2,278	0.0
Investment Companies	3,796,420	—	—	3,796,420	12.5
United States Government Agencies & Obligations	—	208,953	—	208,953	0.7
Repurchase Agreements	—	15,019,000	—	15,019,000	49.4
Forward Foreign Currency Contracts	—	50,830	—	50,830	0.2
Futures	8,048	—	—	8,048	0.0

Total Investments in an Asset Position	$10,001,802	$19,813,778	$—	$29,815,580	98.2

Investments in a Liability Position
Forward Foreign Currency Contracts	—	(119,158)	—	(119,158)
Futures	(275,465)	—	—	(275,465)

Total Investments in a Liability Position	$(275,465)	$(119,158)	$—	$(394,623)

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Financial Statements

Statement of Assets and Liabilities
October 31, 2009

Assets:
Affiliated Investments (Cost $3,311,221)	$3,606,196
Unaffiliated Investments (Cost $24,650,492)	26,150,506
Foreign Currency (Cost $25,754)	26,050
Restricted Cash	954,745
Restricted Cash—Foreign Currency (Cost $26,044)	26,024
Cash	880
Receivables:
Fund Shares Sold	405,940
Expense Reimbursement from Adviser	33,437
Dividends	18,369
Variation Margin on Futures	8,048
Interest	3,120
Forward Foreign Currency Contracts	50,830
Unamortized Offering Costs	31,196
Other	6,249

Total Assets	31,321,590

Liabilities:
Payables:
Investments Purchased	367,097
Variation Margin on Futures	275,465
Distributor and Affiliates	15,090
Fund Shares Repurchased	6,324
Forward Foreign Currency Contracts	119,158
Offering Costs	27,208
Trustees’ Deferred Compensation and Retirement Plans	8,554
Accrued Expenses	102,495

Total Liabilities	921,391

Net Assets	$30,400,199

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$26,894,842
Net Unrealized Appreciation	1,459,917
Accumulated Net Realized Gain	1,283,033
Accumulated Undistributed Net Investment Income	762,407

Net Assets	$30,400,199

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $3,397,488 and 294,358 shares of beneficial interest issued and outstanding)	$11.54
Maximum sales charge (5.75%* of offering price)	0.70

Maximum offering price to public	$12.24

Class B Shares:
Net asset value and offering price per share (Based on net assets of $945,802 and 82,282 shares of beneficial interest issued and outstanding)	$11.49

Class C Shares:
Net asset value and offering price per share (Based on net assets of $2,910,095 and 252,726 shares of beneficial interest issued and outstanding)	$11.51

Class I Shares:
Net asset value and offering price per share (Based on net assets of $23,031,629 and 1,991,142 shares of beneficial interest issued and outstanding)	$11.57

Class R Shares:
Net asset value and offering price per share (Based on net assets of $115,185 and 10,000 shares of beneficial interest issued and outstanding)	$11.52

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Financial Statements  continued

Statement of Operations
For the Period December 29, 2008 (Commencement of Operations) to October 31, 2009

Investment Income:
Dividends From Underlying Affiliated Funds	$38,005
Dividends From Unaffiliated Investments (Net of foreign withholding taxes of $12,122)	210,247
Interest	19,600

Total Income	267,852

Expenses:
Offering Costs	161,804
Investment Advisory Fee	141,024
Professional Fees	63,278
Accounting and Administrative Expenses	58,673
Custody	57,059
Reports to Shareholders	27,296
Registration Fees	23,847
Transfer Agent Fees	15,563
Trustees’ Fees and Related Expenses	12,462
Distribution (12b-1) and Service Fees
Class A	2,028
Class B	3,238
Class C	5,918
Class R	431
Other	15,588

Total Expenses	588,209
Expense Reduction	397,964

Net Expenses	190,245

Net Investment Income	$77,607

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Gain on Sales of Underlying Affiliated Fund Shares	$56,636
Realized Gain on Sales of Unaffiliated Investments	80,963
Futures	1,139,838
Foreign Currency Transactions	381,522
Forward Foreign Currency Contracts	258,747

Net Realized Gain	1,917,706

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-

End of the Period:
Investments	1,794,989
Foreign Currency Translation	673
Forward Commitments	(68,328)
Futures	(267,417)

Net Unrealized Appreciation During the Period	1,459,917

Net Realized and Unrealized Gain	$3,377,623

Net Increase in Net Assets From Operations	$3,455,230

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Financial Statements  continued

Statement of Changes in Net Assets

For the Period
December 29, 2008
(Commencement of
Operations) to
October 31, 2009

From Investment Activities:
Net Investment Income	$77,607
Net Realized Gain	1,917,706
Net Unrealized Appreciation During the Period	1,459,917

Net Change in Net Assets from Investment Activities	3,455,230

From Capital Transactions:
Proceeds from Shares Sold	27,264,520
Cost of Shares Repurchased	(319,551)

Net Change in Net Assets from Capital Transactions	26,944,969

Total Increase in Net Assets	30,400,199
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $762,407)	$30,400,199

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

December 29, 2008
(Commencement of
Operations) to
Class A Shares	October 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.03
Net Realized and Unrealized Gain	1.51

Total from Investment Operations	1.54

Net Asset Value, End of the Period	$11.54

Total Return* (b)	15.50% **
Net Assets at End of the Period (In millions)	$3.4
Ratio of Expenses to Average Net Assets* (c)	1.20%
Ratio of Net Investment Income to Average Net Assets* (c)	0.33%
Portfolio Turnover	61% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	3.22%
Ratio of Net Investment Loss to Average Net Assets (c)	(1.69% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 0.25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expense to average net assets for the Underlying Funds was 0.07% at October 31, 2009.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	December 29, 2008
	(Commencement of
	Operations) to
Class B Shares	October 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.02)
Net Realized and Unrealized Gain	1.51

Total from Investment Operations	1.49

Net Asset Value, End of the Period	$11.49

Total Return* (b) (c)	15.00%	**
Net Assets at End of the Period (In millions)	$0.9
Ratio of Expenses to Average Net Assets* (c) (d)	1.88%
Ratio of Net Investment Loss to Average Net Assets* (c) (d)	(0.20%	)
Portfolio Turnover	61%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	3.95%
Ratio of Net Investment Loss to Average Net Assets (c) (d)	(2.27%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expense to average net assets for the Underlying Funds was 0.07% at October 31, 2009.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	December 29, 2008
	(Commencement of
	Operations) to
Class C Shares	October 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.06)
Net Realized and Unrealized Gain	1.57

Total from Investment Operations	1.51

Net Asset Value, End of the Period	$11.51

Total Return* (b) (c)	15.20%	**
Net Assets at End of the Period (In millions)	$2.9
Ratio of Expenses to Average Net Assets* (c) (d)	1.91%
Ratio of Net Investment Loss to Average Net Assets* (c) (d)	(0.62%	)
Portfolio Turnover	61%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	3.94%
Ratio of Net Investment Loss to Average Net Assets (c) (d)	(2.65%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expense to average net assets for the Underlying Funds was 0.07% at October 31, 2009.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

December 29, 2008
(Commencement of
Operations) to
Class I Shares	October 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.04
Net Realized and Unrealized Gain	1.53

Total from Investment Operations	1.57

Net Asset Value, End of the Period	$11.57

Total Return* (b)	15.70% **
Net Assets at End of the Period (In millions)	$23.0
Ratio of Expenses to Average Net Assets* (c)	0.95%
Ratio of Net Investment Income to Average Net Assets* (c)	0.47%
Portfolio Turnover	61% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	3.08%
Ratio of Net Investment Loss to Average Net Assets (c)	(1.66% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expense to average net assets for the Underlying Funds was 0.07% at October 31, 2009.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	December 29, 2008
	(Commencement of
	Operations) to
Class R Shares	October 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.00	)(b)
Net Realized and Unrealized Gain	1.52

Total from Investment Operations	1.52

Net Asset Value, End of the Period	$11.52

Total Return* (c)	15.20%	**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (d)	1.45%
Ratio of Net Investment Loss to Average Net Assets* (d)	(0.03%	)
Portfolio Turnover	61%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	3.58%
Ratio of Net Investment Loss to Average Net Assets (d)	(2.16%	)

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to 0.50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expense to average net assets for the Underlying Funds was 0.07% at October 31, 2009.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Global Tactical Asset Allocation Fund
Notes to Financial Statements  ■  October 31, 2009

1. Significant Accounting Policies
Van Kampen Global Tactical Asset Allocation Fund (the “Fund”) is organized as a series of the Van Kampen Trust II, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital appreciation over time by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers. The Fund commenced investment operations on December 29, 2008. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Fixed income investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Forward foreign currency contracts are valued using quoted foreign exchange rates. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as

Van Kampen Global Tactical Asset Allocation Fund
Notes to Financial Statements  ■  October 31, 2009  continued

determined in good faith under procedures established by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157) defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. The Fund indirectly bears a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares, except

Van Kampen Global Tactical Asset Allocation Fund
Notes to Financial Statements  ■  October 31, 2009  continued

for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The tax year ended October 31, 2009, remains subject to examination by taxing authorities.
At October 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$28,009,042

Gross tax unrealized appreciation	$1,930,635
Gross tax unrealized depreciation	(182,975)

Net tax unrealized appreciation on investments	$1,747,660

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
There were no taxable distributions paid during the period ended October 31, 2009.
Permanent differences, primarily due to net realized gains/losses on foreign currency transactions, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2009:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Gain	Capital

$684,800	$(634,673)	$(50,127)

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,700,127
Undistributed long-term capital gain	258,021

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

Van Kampen Global Tactical Asset Allocation Fund
Notes to Financial Statements  ■  October 31, 2009  continued

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through December 21, 2009, the date the financial statement were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $750 million	0.75%
Next $750 million	0.70%
Over $1.5 billion	0.65%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.20%, 1.88%, 1.91%, 0.95%, and 1.45% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After December 29, 2009, they can be discontinued at any time. For the period ended October 31, 2009, the Adviser waived or reimbursed approximately $398,000 of advisory fees or other expenses.
For the period ended October 31, 2009, the Fund recognized expenses of approximately $1,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended October 31, 2009, the Fund recognized expenses of approximately $39,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively

Van Kampen Global Tactical Asset Allocation Fund
Notes to Financial Statements  ■  October 31, 2009  continued

“Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended October 31, 2009, the Fund recognized expenses of approximately $13,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $5,800 are included in “Other” assets on the Statement of Assets and Liabilities at October 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended October 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $10,000 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $300. Sales charges do not represent expenses of the Fund.
At October 31, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 1,950,000 shares of Class I, and 10,000 shares of Class R. At October 31, 2009, Van Kampen Investments Inc., an affiliate of the Adviser, owned 10,000 shares of Class I.

Van Kampen Global Tactical Asset Allocation Fund
Notes to Financial Statements  ■  October 31, 2009  continued

The Fund invests in Underlying Affiliated Funds of the Adviser. A summary of the Fund’s transactions in shares of the Underlying Affiliated Funds during the period ended October 31, 2009 is as follows:

Investment	Purchase Cost	Sales Proceeds	Income earned	12/29/2008 Value	10/31/2009 Value

Morgan Stanley Institutional Fund, Inc.—Capital Growth Portfolio, Class I	$600,000	$280,000	$—	$—	$460,792
Morgan Stanley Institutional Fund, Inc.—Emerging Markets Portfolio, Class I	556,464	—	—	—	567,556
Morgan Stanley Institutional Fund, Inc.—International Growth Equity Portfolio, Class I	100,000	—	—	—	117,537
Morgan Stanley Institutional Fund Trust—Core Fixed Income Portfolio	1,021,057	—	21,057	—	1,065,660
Van Kampen High Yield Fund, Class I	717,064	—	16,948	—	762,807
Van Kampen International Growth Fund, Class I	540,000	—	—	—	631,844

Total	$3,534,585	$280,000	$38,005	$—	$3,606,196

Van Kampen Global Tactical Asset Allocation Fund
Notes to Financial Statements  ■  October 31, 2009  continued

3. Capital Transactions
For the period ended October 31, 2009, transactions were as follows:

	Shares	Value

Sales:
Class A	318,126	$3,488,861
Class B	86,580	909,579
Class C	254,100	2,801,841
Class I	1,991,575	19,964,239
Class R	10,000	100,000

Total Sales	2,660,381	$27,264,520

Repurchases:
Class A	(23,768)	$(252,846)
Class B	(4,298)	(47,833)
Class C	(1,374)	(13,669)
Class I	(433)	(5,203)
Class R	-0-	-0-

Total Repurchases	(29,873)	$(319,551)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government Securities, were $19,621,262 and $6,053,312, respectively.
The cost of purchases and proceeds from sales of long-term U.S. Government Securities for the period were $510,528 and $293,515, respectively.

5. Risk of Investing in Underlying Funds
Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Fund’s investments.
Each Underlying Fund’s prospectus and statement of additional information discuss the investment objectives and risks associated with each Underlying Fund. Copies of these documents along with the Underlying Fund’s financial statements are available on the Securities and Exchange Commission’s website, http://www.sec.gov.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are specific types of derivative financial instruments used by the Fund.

Van Kampen Global Tactical Asset Allocation Fund
Notes to Financial Statements  ■  October 31, 2009  continued

A. Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation /depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
During the period ended October 31, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $91,565,589 and $17,258,760, respectively.

B. Futures Contracts The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchanges clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against defaults. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.
Transactions in futures contracts for the period ended October 31, 2009, were as follows:

Contracts

Outstanding at December 29, 2008 (Commencement of Operations)	-0-
Futures Opened	705
Futures Closed	(548)

Outstanding at October 31, 2009	157

FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly know as FAS 161) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative

Van Kampen Global Tactical Asset Allocation Fund
Notes to Financial Statements  ■  October 31, 2009  continued

instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of October 31, 2009.

	Asset Derivatives		Liability Derivatives
	Balance Sheet		Balance Sheet
Primary Risk Exposure	Location	Fair Value	Location	Fair Value

	Forward Foreign		Forward Foreign
Foreign Exchange Contracts	Currency Contracts	$50,830	Currency Contracts	$(119,158)
	Variation Margin on		Variation Margin on
Equity Contracts	Futures	1,649	Futures	(251,623)
	Variation Margin on		Variation Margin on
Interest Rate Contracts	Futures	6,399	Futures	(23,842)

Total		$58,878		$(394,623)

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period ended October 31, 2009.

Amount of Realized Gain/Loss on Derivative Contracts

	Forward Foreign
Primary Risk Exposure	Currency Contracts	Futures	Total

Foreign Exchange Contracts	$258,747	$-0-	$258,747
Equity Contracts	-0-	1,240,971	1,240,971
Interest Rate Contracts	-0-	(101,133)	(101,133)

Total	$258,747	$1,139,838	$1,398,585

Change in Unrealized Appreciation/Depreciation on Derivative Contracts

	Forward Foreign
Primary Risk Exposure	Currency Contracts	Futures	Total

Foreign Exchange Contracts	$(68,328)	$-0-	$(68,328)
Equity Contracts	-0-	(249,974)	(249,974)
Interest Rate Contracts	-0-	(17,443)	(17,443)

Total	$(68,328)	$(267,417)	$(335,745)

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the

Van Kampen Global Tactical Asset Allocation Fund
Notes to Financial Statements  ■  October 31, 2009  continued

Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets, and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $10,100 and $3,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Significant Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Van Kampen Global Tactical Asset Allocation Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Van Kampen Global Tactical Asset Allocation Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Tactical Asset Allocation Fund (the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the period from December 29, 2008 (commencement of operations) through October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Tactical Asset Allocation Fund as of October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 21, 2009

Van Kampen Global Tactical Asset Allocation Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Global Tactical Asset Allocation Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2008	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Global Tactical Asset Allocation Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2008	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2008	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Global Tactical Asset Allocation Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2008	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2008	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2008	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Global Tactical Asset Allocation Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2008	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2008	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Global Tactical Asset Allocation Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2008	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Global Tactical Asset Allocation Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2008	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Global Tactical Asset Allocation Fund
Trustees and Officers  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2008	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2008	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Global Tactical Asset Allocation Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2008	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Your Notes

Your Notes

Your Notes

Van Kampen Global Tactical Asset Allocation Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Global Tactical Asset Allocation Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Global Tactical Asset Allocation Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Global Tactical Asset Allocation Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Global Tactical Asset Allocation Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

126, 226, 326, 627, 526
GTAAANN 12/09
IU09-05319P-Y10/09

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant	Covered Entities(1)
Audit Fees	$76,000	N/A

Non-Audit Fees
Audit-Related Fees	$0	$1,110,000	(2)
Tax Fees	$5,500 (3)	$0
All Other Fees	$0	$0
Total Non-Audit Fees	$5,500	$1,110,000

Total	$81,500	$1,110,000
2008

	Registrant	Covered Entities(1)
Audit Fees	$0	N/A

Non-Audit Fees
Audit-Related Fees	$0	$215,000	(2)
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Non-Audit Fees	$0	$215,000

Total	$0	$215,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “ Policy “), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

-	Van Kampen Investments Inc.
-	Van Kampen Asset Management
-	Van Kampen Advisors Inc.
-	Van Kampen Funds Inc.
-	Van Kampen Investor Services Inc.
-	Morgan Stanley Investment Management Inc.
-	Morgan Stanley Trust Company
-	Morgan Stanley Investment Management Ltd.
-	Morgan Stanley Investment Management Company
-	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Trust II

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	December 17, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	December 17, 2009

By:	/s/ Stuart N. Schuldt
Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	December 17, 2009